SECOND AMENDED AND RESTATED SECURED CREDIT AGREEMENT


                                   Among


                        PILGRIM'S PRIDE CORPORATION


                                    And


                       HARRIS TRUST AND SAVINGS BANK
                         INDIVIDUALLY AND AS AGENT


                                    AND


               The Lenders from time to time Parties Hereto
                                AS LENDERS


                       Dated as of November 5, 1999

                             TABLE OF CONTENTS
                        Pilgrim's Pride Corporation
           SECOND AMENDED AND RESTATED SECURED CREDIT AGREEMENT



    SECTION 1.1.  THE REVOLVING CREDIT
    Section 1.2.  The Notes
    SECTION 1.3.  INTEREST RATES
    Section 1.4.  Conversion and Continuation of Revolving Credit
                  Loans
    SECTION 1.5.  LETTERS OF CREDIT
    Section 1.6.  Reimbursement Obligation
    SECTION 1.7.  MANNER OF BORROWING AND RATE SELECTION
    Section 1.8.  Participation in L/Cs
    SECTION 1.9.  CAPITAL ADEQUACY
    Section 1.10. The Bond Letter of Credit
    SECTION 1.11. BOND REIMBURSEMENT OBLIGATION
    Section 1.12. Participation in the Bond L/C
    SECTION 1.13. REDUCTIONS AND REINSTATEMENTS
    Section 1.14. Liability of Harris
    SECTION 1.15. RELIANCE BY HARRIS
    Section 1.16. Notice of Default
    SECTION 1.17. INDEMNIFICATION
    Section 1.18. Documents and Reports
    SECTION 1.19. AMENDMENTS

Section 2.     The Competitive Bid Facility

    SECTION 2.1.  AMOUNT AND TERM
    Section 2.2.  Competitive Bid Requests
    SECTION 2.3.  SUBMISSION OF COMPETITIVE BIDS
    Section 2.4.  Notice of Bids
    SECTION 2.5.  ACCEPTANCE OR REJECTION OF BIDS
    Section 2.6.  Notice of Acceptance or Rejection of Bid
    SECTION 2.7.  RESTRICTIONS ON BID LOANS
    Section 2.8.  Minimum Amount
    SECTION 2.9.  THE NOTES
    Section 2.10. Term of and Interest on Bid Loans
    SECTION 2.11. DISBURSEMENT OF BID LOANS
    Section 2.12. Reliance on Telephonic Notices; Indemnity
    SECTION 2.13. TELEPHONIC NOTICE

Section 3.     Fees, Prepayments, Terminations and Place and
               Application of Payments.

    SECTION 3.1.  FACILITY FEE
    Section 3.2.  Agent's Fee
    SECTION 3.3.  OPTIONAL PREPAYMENTS
    Section 3.4.  Mandatory Prepayments - Borrowing Base
    SECTION 3.5.  PLACE AND APPLICATION OF PAYMENTS

Section 4.     Definitions

    SECTION 4.1.  CERTAIN TERMS DEFINED
    Section 4.2.  Accounting Terms

SECTION 5.     REPRESENTATIONS AND WARRANTIES.

    Section 5.1.  Organization and Qualification
    SECTION 5.2.  SUBSIDIARIES
    Section 5.3.  Financial Reports
    SECTION 5.4.  LITIGATION; TAX RETURNS; APPROVALS
    Section 5.5.  Regulation U
    SECTION 5.6.  NO DEFAULT
    Section 5.7.  ERISA
    SECTION 5.8.  SECURITY INTERESTS AND DEBT
    Section 5.9.  Accurate Information
    SECTION 5.10. ENVIRONMENTAL MATTERS
    Section 5.11. Enforceability
    SECTION 5.12. RESTRICTIVE AGREEMENTS
    Section 5.13. Labor Disputes
    SECTION 5.14. NO VIOLATION OF LAW
    Section 5.15. No Default Under Other Agreements
    SECTION 5.16. STATUS UNDER CERTAIN LAWS
    Section 5.17. Federal Food Security Act
    SECTION 5.18. FAIR LABOR STANDARDS ACT
    Section 5.19. Organization and Qualification of the Guarantor

SECTION 6.     CONDITIONS PRECEDENT

    Section 6.1.  General
    SECTION 6.2.  EACH EXTENSION OF CREDIT

Section 7.     Covenants

    SECTION 7.1.  MAINTENANCE
    Section 7.2.  Taxes
    SECTION 7.3.  MAINTENANCE OF INSURANCE
    Section 7.4.  Financial Reports
    SECTION 7.5.  INSPECTION AND REVIEWS
    Section 7.6.  Consolidation and Merger
    SECTION 7.7.  TRANSACTIONS WITH AFFILIATES
    Section 7.8.  Leverage Ratio
    SECTION 7.9.  TANGIBLE NET WORTH
    Section 7.10. Current Ratio
    SECTION 7.11. NET TANGIBLE ASSETS TO TOTAL LIABILITIES
    Section 7.12. Fixed Charge Coverage Ratio
    SECTION 7.13. MINIMUM NET WORKING CAPITAL
    Section 7.14. Intentionally Omitted
    SECTION 7.15. DIVIDENDS AND CERTAIN OTHER RESTRICTED PAYMENTS
    Section 7.16. Liens
    SECTION 7.17. BORROWINGS AND GUARANTIES
    Section 7.18. Investments, Loans and Advances
    SECTION 7.19. SALE OF PROPERTY
    Section 7.20. Notice of Suit, Adverse Change in Business or
                  Default
    SECTION 7.21. ERISA
    Section 7.22. Use of Loan Proceeds
    SECTION 7.23. CONDUCT OF BUSINESS AND MAINTENANCE OF EXISTENCE
    Section 7.24. Additional Information
    SECTION 7.25. SUPPLEMENTAL PERFORMANCE
    Section 7.26. Intentionally Omitted
    SECTION 7.27. COMPLIANCE WITH LAWS, ETC.
    Section 7.28. Environmental Covenant
    SECTION 7.29. NEW SUBSIDIARIES
    Section 7.30. Guaranty Fees
    SECTION 7.31. KEY MAN LIFE INSURANCE
    Section 7.32. Sale and Leasebacks

SECTION 8.     EVENTS OF DEFAULT AND REMEDIES.

    Section 8.1.  Definitions
    SECTION 8.2.  REMEDIES FOR NON-BANKRUPTCY DEFAULTS
    Section 8.3.  Remedies for Bankruptcy Defaults
    SECTION 8.4.  L/CS
    Section 8.5.  Remedies under the Bond Documents

SECTION  9.     CHANGE IN CIRCUMSTANCES REGARDING FIXED RATE LOANS

    Section 9.1.  Change of Law
    SECTION 9.2.  UNAVAILABILITY OF DEPOSITS OR INABILITY TO
                  ASCERTAIN THE ADJUSTED EURODOLLAR RATE OR
                  ADJUSTED CD RATE
    Section 9.3.  Taxes and Increased Costs
    SECTION 9.4.  FUNDING INDEMNITY
    Section 9.5.  Lending Branch
    SECTION 9.6.  DISCRETION OF BANK AS TO MANNER OF FUNDING

Section 10.    The Agent

    SECTION 10.1. APPOINTMENT AND POWERS
    Section 10.2. Powers
    SECTION 10.3. GENERAL IMMUNITY
    Section 10.4. No Responsibility for Loans, Recitals, etc
    SECTION 10.5. RIGHT TO INDEMNITY
    Section 10.6. Action Upon Instructions of Banks.
    SECTION 10.7. EMPLOYMENT OF AGENTS AND COUNSEL
    Section 10.8. Reliance on Documents; Counsel
    SECTION 10.9. MAY TREAT PAYEE AS OWNER
    Section 10.10. Agent's Reimbursement
    SECTION 10.11. RIGHTS AS A LENDER
    Section 10.12. Bank Credit Decision
    SECTION 10.13. RESIGNATION OF AGENT
    Section 10.14. Duration of Agency

SECTION 11.    MISCELLANEOUS.

    Section 11.1. Amendments and Waivers
    SECTION 11.2. WAIVER OF RIGHTS
    Section 11.3. Several Obligations
    SECTION 11.4. NON-BUSINESS DAY
    Section 11.5. Survival of Indemnities
    SECTION 11.6. DOCUMENTARY TAXES
    Section 11.7. Representations
    SECTION 11.8. NOTICES
    Section 11.9. Costs and Expenses; Indemnity
    SECTION 11.10. COUNTERPARTS
    Section 11.11. Successors and Assigns
    SECTION 11.12. NO JOINT VENTURE
    Section 11.13. Severability
    SECTION 11.14. TABLE OF CONTENTS AND HEADINGS
    Section 11.15. Participants
    SECTION 11.16. ASSIGNMENT OF COMMITMENTS BY BANK
    Section 11.17. Sharing of Payments
    SECTION 11.18. JURISDICTION; VENUE
    Section 11.19. Lawful Rate
    SECTION 11.20. GOVERNING LAW
    Section 11.21. Limitation of Liability
    SECTION 11.22. NONLIABILITY OF LENDERS
    Section 11.23. No Oral Agreements.

SIGNATURE PAGE

     Exhibit A Secured Revolving Credit Note
     Exhibit B Application and Agreement for Letter of Credit
     Exhibit C Environmental Disclosure
     Exhibit D Permitted Liens
     Exhibit E Form of Legal Opinion
     Exhibit F Compliance Certificate
     Exhibit G Borrowing Base Certificate
     Exhibit H Subsidiaries
     Exhibit I Intentionally Omitted
     Exhibit J Labor Disputes
     Exhibit K Existing Investments
     Exhibit L Competitive Bid Request Confirmation
     Exhibit M Confirmation of Notice of Competitive Bid Request
     Exhibit N Confirmation of Competitive Bid

                        Pilgrim's Pride Corporation


                        SECOND AMENDED AND RESTATED
                         Secured Credit Agreement


Harris Trust and Savings Bank
Chicago, Illinois

The lenders from time to time
parties hereto


Ladies and Gentlemen:

     The undersigned, PILGRIM'S PRIDE CORPORATION, a Delaware corporation (the "COMPANY"), refers to the Amended and Restated Secured Credit Agreement dated as of August 11, 1997, as amended and currently in effect between the Company and you (such Secured Credit Agreement as so amended is hereinafter referred to as the "CREDIT AGREEMENT") pursuant to which you agreed to make a revolving credit (the "REVOLVING CREDIT") available to the Company, all as more fully set forth therein. Each of you is hereinafter referred to individually as "BANK" and collectively as "BANKS." Harris Trust and Savings Bank in its individual capacity is sometimes referred to herein as "HARRIS", and in its capacity as Agent for the Banks is hereinafter in such capacity called the "AGENT." The Company requests you to make certain further amendments to the Credit Agreement and, for the sake of convenience and clarity, to restate the Credit Agreement in its entirety as so amended. Accordingly, upon your acceptance hereof in the space provided for that purpose below and upon satisfaction of the conditions precedent to effectiveness hereinafter set forth, Section 1 through 11 of the Credit Agreement and Exhibits A through N thereto shall be amended and as so amended shall be restated in their entirety to read as follows:

SECTION 1.  THE REVOLVING CREDIT.

SECTION 1.1. THE REVOLVING CREDIT. (a) Subject to all of the terms and conditions hereof, the Banks agree, severally and not jointly, to extend a Revolving Credit to the Company which may be utilized by the Company in the form of loans (individually a "REVOLVING CREDIT LOAN" and collectively the "REVOLVING CREDIT LOANS"), and L/Cs (as hereinafter defined). The aggregate  principal  amount  of  all  Revolving  Credit  Loans  under  the
Revolving Credit plus the aggregate principal amount of all Bid Loans outstanding under this Agreement plus the amount available for drawing under all L/Cs and the aggregate principal amount of all unpaid Reimbursement Obligations (as hereinafter defined) at any time outstanding shall not exceed the lesser of (i) the sum of the Banks' Revolving Credit Commitments (as hereinafter defined) in effect from time to time during the term of this Agreement (as hereinafter defined) or (ii) the Borrowing Base as determined on the basis of the most recent Borrowing Base Certificate. The Revolving Credit shall be available to the Company, and may be availed of by the Company from time to time, be repaid (subject to the restrictions on prepayment set forth herein) and used again, during the period from the date hereof to and including May 31, 2004 (the "TERMINATION DATE").

    (b) At any time not earlier than 120 days prior to, nor later than 60 days prior to, the date that is two years before the Termination Date then in effect (the "ANNIVERSARY DATE"), the Company may request that the Banks extend the then scheduled Termination Date to the date one year from such Termination Date. If such request is made by the Company each Bank shall inform the Agent of its willingness to extend the Termination Date no later than 20 days prior to such Anniversary Date. Any Bank's failure to respond by such date shall indicate its unwillingness to agree to such requested extension, and all Banks must approve any requested extension. At any time more than 15 days before such Anniversary Date the Banks may propose, by written notice to the Company, an extension of this Agreement to such later date on such terms and conditions as the Banks may then require. If the extension of this Agreement to such later date is acceptable to the Company on the terms and conditions proposed by the Banks, the Company shall notify the Banks of its acceptance of such terms and conditions no later than the Anniversary Date, and such later date will become the Termination Date hereunder and this Agreement shall otherwise be amended in the manner described in the Banks' notice proposing the extension of this Agreement upon the Agent's receipt of (i) an amendment to this Agreement signed by the Company and all of the Banks, (ii) resolutions of the Company's Board of Directors authorizing such extension and (iii) an opinion of counsel to the Company equivalent in form and substance to the form of opinion attached hereto as Exhibit E and otherwise acceptable to the Banks.

    (c) The respective maximum aggregate principal amounts of the Revolving Credit at any one time outstanding and the percentage of the Revolving Credit available at any time which each Bank by its acceptance hereof severally agrees to make available to the Company are as follows (collectively, the "REVOLVING CREDIT COMMITMENTS" and individually, a "REVOLVING CREDIT COMMITMENT"):

   Harris Trust and Savings Bank $14,285,714 28.57144%
   U.S. Bancorp Ag Credit, Inc. $10,714,286 21.42857%
   CoBank, ACB $10,714,286 21.42857%
   SunTrust Bank, Atlanta $7,142,857 14.28571%
   Credit Agricole Indosuez, Chicago Branch $7,142,857 14.28571%
   Total $50,000,000 100%

Each Bank's Revolving Credit Commitment shall be reduced from time to time by the aggregate outstanding principal amount of all Bid Loans made by such Bank, and shall be increased (but in no event above the amount set forth above for each Bank) by the aggregate principal amount of each principal repayment of such Bid Loans made from time to time.

    (d) Loans under the Revolving Credit may be Eurodollar Loans, CD Rate Loans or Domestic Rate Loans. All Loans under the Revolving Credit shall be made from each Bank in proportion to its respective Revolving Credit Commitment as above set forth, as adjusted from time to time to reflect outstanding Bid Loans. Each Domestic Rate Loan shall be in an amount not less than $3,000,000 or such greater amount which is an integral multiple of $500,000 and each Fixed Rate Loan shall be in an amount not less than $3,000,000 or such greater amount which is an integral multiple of $1,000,000.

SECTION 1.2. THE NOTES. All Revolving Credit Loans made by each Bank hereunder shall be evidenced by a single Secured Revolving Credit Note of the Company substantially in the form of Exhibit A hereto (individually, a "REVOLVING NOTE" and together, the "REVOLVING NOTES") payable to the order of each Bank. The aggregate principal amount of indebtedness evidenced by such Revolving Note at any time shall be, and the same is to be determined by, the aggregate principal amount of all Revolving Credit Loans and Bid Loans made by such Bank to the Company pursuant hereto on or prior to the date of determination less the aggregate amount of principal repayments on such Revolving Credit Loans and Bid Loans received by or on behalf of such Bank on or prior to such date of determination. Each Revolving Note shall be dated as of the execution date of this Agreement, and shall be expressed to mature on the Termination Date and to bear interest as provided in
Section 1.3 hereof. Each Bank shall record on its books or records or on a schedule to its Revolving Note the amount of each Revolving Credit Loan and Bid Loan made by it hereunder, whether each Revolving Credit Loan is a Domestic Rate Loan, CD Rate Loan or Eurodollar Loan, and, with respect to Fixed Rate Loans and Bid Loans, the interest rate and Interest Period applicable thereto, and all payments of principal and interest and the principal balance from time to time outstanding, provided that prior to any transfer of such Revolving Note all such amounts shall be recorded on a schedule to such Revolving Note. The record thereof, whether shown on such books or records or on the schedule to the Revolving Note, shall be PRIMA FACIE evidence as to all such amounts; provided, however, that the failure of any Bank to record or any mistake in recording any of the foregoing shall not limit or otherwise affect the obligation of the Company to repay all Revolving Credit Loans and Bid Loans made hereunder together with accrued interest thereon. Upon the request of any Bank, the Company will furnish a new Revolving Note to such Bank to replace its outstanding Revolving Note and at such time the first notation appearing on the schedule on the reverse side of, or attached to, such Revolving Note shall set forth the aggregate unpaid principal amount of Revolving Credit Loans and Bid Loans then outstanding from such Bank, and, with respect to each Fixed Rate Loan, the interest rate and Interest Period applicable thereto. Such Bank will cancel the outstanding Revolving Note upon receipt of the new Revolving Note.

SECTION 1.3. INTEREST RATES. (a) DOMESTIC RATE LOANS. Each Domestic Rate Loan shall bear interest (computed on the basis of a year of 360 days and actual days elapsed) on the unpaid principal amount thereof from the date such Loan is made until maturity (whether by acceleration, upon prepayment or otherwise) at a rate per annum equal to the lesser of (i) the Highest Lawful Rate and (ii) the sum of the Applicable Margin plus the Domestic Rate from time to time in effect, payable quarterly in arrears on the last day of each calendar quarter, commencing on the first of such dates occurring after the date hereof and at maturity (whether by acceleration, upon prepayment or otherwise).

    (b) EURODOLLAR LOANS. Each Eurodollar Loan under the Revolving Credit shall bear interest (computed on the basis of a year of 360 days and actual days elapsed) on the unpaid principal amount thereof from the date such Loan is made until the last day of the Interest Period applicable thereto or, if earlier, until maturity (whether by acceleration or otherwise) at a rate per annum equal to the lesser of (i) the Highest Lawful Rate and (ii) the sum of the Applicable Margin plus the Adjusted Eurodollar Rate, payable on the last day of each Interest Period applicable thereto and at maturity (whether by acceleration or otherwise) and, with respect to Eurodollar Loans with an Interest Period in excess of three months, on the date occurring every three months from the first day of the Interest Period applicable thereto.

    (c) CD RATE LOANS. Each CD Rate Loan under the Revolving Credit shall bear interest (computed on the basis of a year of 360 days and actual days elapsed) on the unpaid principal amount thereof from the date such Loan is made until the last day of the Interest Period applicable thereto or, if earlier, until maturity (whether by acceleration or otherwise) at a rate per annum equal to the lesser of (i) the Highest Lawful Rate and (ii) the sum of the Applicable Margin plus the Adjusted CD Rate, payable on the last day of each Interest Period applicable thereto and at maturity (whether by acceleration of otherwise) and, with respect to CD Rate Loans with an Interest Period in excess of 90 days, on the date occurring every 90 days from the first day of the Interest Period applicable thereto.

    (d) DEFAULT RATE. During the existence of an Event of Default all Loans and Reimbursement Obligations shall bear interest (computed on the basis of a year of 360 days and actual days elapsed) from the date of such Event of Default until paid in full, payable on demand, at a rate per annum equal to the sum of 2.5% plus the Domestic Rate from time to time in effect plus the Applicable Margin.

SECTION 1.4.  CONVERSION   AND  CONTINUATION  OF  REVOLVING  CREDIT  LOANS.
(a) Provided that no Event of Default or Potential Default has occurred and is continuing, the Company shall have the right, subject to the other terms and conditions of this Agreement, to continue in whole or in part (but, if in part, in the minimum amount specified for Fixed Rate Loans in
Section 1.1 hereof) any Fixed Rate Loan made under the Revolving Credit from any current Interest Period into a subsequent Interest Period, provided that the Company shall give the Agent notice of the continuation of any such Loan as provided in Section 1.7 hereof.

    (b)  In  the  event that the Company fails to give notice  pursuant  to
Section 1.7 hereof of the continuation of any Fixed Rate Loan under the Revolving Credit or fails to specify the Interest Period applicable thereto, or an Event of Default or Potential Default has occurred and is continuing at the time any such Loan is to be continued hereunder, then such Loan shall be automatically converted as (and the Company shall be deemed to have given notice requesting) a Domestic Rate Loan, subject to Sections 1.7(b), 8.2 and 8.3 hereof, unless paid in full on the last day of the then applicable Interest Period.

    (c) Provided that no Event of Default or Potential Default has occurred and is continuing, the Company shall have the right, subject to the terms and conditions of this Agreement, to convert Revolving Credit Loans of one type (in whole or in part) into Revolving Credit Loans of another type from time to time provided that: (i) the Company shall give the Agent notice of each such conversion as provided in Section 1.7 hereof,
(ii) the principal amount of any Revolving Credit Loan converted hereunder shall be in an amount not less than the minimum amount specified for the type of Revolving Credit Loan in Section 1.1 hereof, (iii) after giving effect to any such conversion in part, the principal amount of any Fixed Rate Loan under the Revolving Credit then outstanding shall not be less than the minimum amount specified for the type of Loan in Section 1.1 hereof, (iv) any conversion of a Revolving Credit Loan hereunder shall only be made on a Banking Day, and (v) any Fixed Rate Loan may be converted only on the last day of the Interest Period then applicable thereto.

SECTION 1.5. LETTERS OF CREDIT. Subject to all the terms and conditions hereof, satisfaction of all conditions precedent to borrowing under this Agreement and so long as no Potential Default or Event of Default is in existence, at the Company's request Harris may in its discretion issue letters of credit (an "L/C" and collectively the "L/Cs") for the account of the Company subject to availability under the Revolving Credit, and the Banks hereby agree to participate therein as more fully described in
Section 1.8 hereof. Each L/C shall be issued pursuant to an Application for Letter of Credit (the "L/C Agreement") in the form of Exhibit B hereto. The L/Cs shall consist of standby letters of credit in an aggregate face amount not to exceed $20,000,000. Each L/C shall have an expiry date not more than one year from the date of issuance thereof (but in no event later than the Termination Date). The amount available to be drawn under each L/C issued pursuant hereto shall be deducted from the credit otherwise available under the Revolving Credit. In consideration of the issuance of L/Cs the Company agrees to pay Harris a fee (the "L/C FEE") in the amount per annum equal to (a) 1.0% of the face amount of each Performance L/C and
(b) the Applicable Margin for Eurodollar Loans MINUS one-half of one percent of the stated amount of each Financial Guarantee L/C (in each case computed on the basis of a 360 day year and actual days elapsed) of the face amount for any L/C issued hereunder. In addition the Company shall pay Harris for its own account an issuance fee (the "L/C ISSUANCE FEE") in an amount equal to one-eighth of one percent (0.125%) of the stated amount of each L/C issued by Harris hereunder. All L/C Fees shall be payable quarterly in arrears on the last day of each calendar quarter and on the Termination Date, and all L/C Issuance Fees shall be payable on the date of issuance of each L/C hereunder and on the date of each extension, if any, of the expiry date of each L/C.

SECTION 1.6. REIMBURSEMENT OBLIGATION. The Company is obligated, and hereby unconditionally agrees, to pay in immediately available funds to the Agent for the account of Harris and the Banks who are participating in L/Cs pursuant to Section 1.8 hereof the face amount of each draft drawn and presented under an L/C issued by Harris hereunder not later than 11:00 a.m. (Chicago Time) on the date such draft is presented for payment to Harris (the obligation of the Company under this Section 1.7 with respect to any L/C is a "REIMBURSEMENT OBLIGATION"). If at any time the Company fails to pay any Reimbursement Obligation when due, the Company shall be deemed to have automatically requested a Domestic Rate Loan from the Banks hereunder, as of the maturity date of such Reimbursement Obligation, the proceeds of which Loan shall be used to repay such Reimbursement Obligation. Such Loan shall only be made if no Potential Default or Event of Default shall exist and upon approval by all of the Banks, and shall be subject to availability under the Revolving Credit. If such Loan is not made by the Banks for any reason, the unpaid amount of such Reimbursement Obligation shall be due and payable to the Agent for the pro rata benefit of the Banks upon demand and shall bear interest at the rate of interest specified in Section 1.3(d) hereof.

SECTION 1.7. MANNER OF BORROWING AND RATE SELECTION. (a) The Company shall give telephonic, telex or telecopy notice to the Agent (which notice, if telephonic, shall be promptly confirmed in writing) no later than (i) 11:00 a.m. (Chicago time) on the date the Banks are requested to make each Domestic Rate Loan, (ii) 11:00 a.m. (Chicago time) on the date at least three (3) Banking Days prior to the date of (A) each Eurodollar Loan which the Banks are requested to make or continue, and (B) the conversion of any CD Rate Loan or Domestic Rate Loan into a Eurodollar Loan and (iii) 11:00 a.m. (Chicago time) on the date at least one (1) Business Day prior to the date of (A) each CD Rate Loan which the Banks are requested to make and (B) the conversion of any Eurodollar Loan or Domestic Rate Loan into a CD Rate Loan. Each such notice shall specify the date of the Revolving Credit Loan requested (which shall be a Business Day in the case of Domestic Rate Loans and CD Rate Loans and a Banking Day in the case of a Eurodollar Loan), the amount of such Revolving Credit Loan, whether the Revolving Credit Loan is to be made available by means of a Domestic Rate Loan, CD Rate Loan or Eurodollar Loan and, with respect to Fixed Rate Loans, the Interest Period applicable thereto; provided, that in no event shall the principal amount of any requested Revolving Credit Loan plus the aggregate principal or face amount, as appropriate, of all Revolving Credit Loans, L/Cs, and unpaid Reimbursement Obligations outstanding hereunder exceed the amounts specified in Section 1.1 hereof. The Company agrees that the Agent may rely on any such telephonic, telex or telecopy notice given by any person who the Agent believes is authorized to give such notice without the necessity of independent investigation and in the event any notice by such means conflicts with the written confirmation, such notice shall govern if any Bank has acted in reliance thereon. The Agent shall, no later than 12:30 p.m. (Chicago time) on the day any such notice is received by it, give telephonic, telex or telecopy (if telephonic, to be confirmed in writing within one Business Day) notice of the receipt of notice from the Company hereunder to each of the Banks, and, if such notice requests the Banks to make, continue or convert any Fixed Rate Loans, the Agent shall confirm to the Company by telephonic, telex or telecopy means, which confirmation shall be conclusive and binding on the Company in the absence of manifest error, the Interest Period and the interest rate applicable thereto promptly after such rate is determined by the Agent.

    (b) Subject to the provisions of Section 6 hereof, the proceeds of each Revolving Credit Loan shall be made available to the Company at the principal office of the Agent in Chicago, Illinois, in immediately available funds, on the date such Revolving Credit Loan is requested to be made, except to the extent such Revolving Credit Loan represents (i) the conversion of an existing Revolving Credit Loan or (ii) a refinancing of a Reimbursement Obligation, in which case each Bank shall record such conversion on the schedule to its Revolving Note, or in lieu thereof, on its books and records, and shall effect such conversion or refinancing, as the case may be, on behalf of the Company in accordance with the provisions of Section 1.4(a) hereof and 1.8 hereof, respectively. Not later than 2:00 p.m. Chicago time, on the date specified for any Revolving Credit Loan to be made hereunder, each Bank shall make its portion of such Revolving Credit Loan available to the Company in immediately available funds at the principal office of the Agent, except (i) as otherwise provided above with respect to converting or continuing any outstanding Revolving Credit Loans and (ii) to the extent such Revolving Credit Loan represents a refinancing of any outstanding Reimbursement Obligations.

    (c) Unless the Agent shall have been notified by a Bank prior to 1:00 p.m. (Chicago time) on the date a Revolving Credit Loan is to be made by such Bank (which notice shall be effective upon receipt) that such Bank does not intend to make the proceeds of such Revolving Credit Loan available to the Agent, the Agent may assume that such Bank has made such proceeds available to the Agent on such date and the Agent may in reliance upon such assumption (but shall not be required to) make available to the Company a corresponding amount. If such corresponding amount is not in fact made available to the Agent by such Bank, the Agent shall be entitled to receive such amount on demand from such Bank (or, if such Bank fails to pay such amount forthwith upon such demand, to recover such amount, together with interest thereon at the rate otherwise applicable thereto under Section 1.3 hereof, from the Company) together with interest thereon in respect of each day during the period commencing on the date such amount was made available to the Company and ending on the date the Agent recovers such amount, at a rate per annum equal to the effective rate charged to the Agent for overnight Federal funds transactions with member banks of the Federal Reserve System for each day, as determined by the Agent (or, in the case of a day which is not a Business Day, then for the preceding Business
Day) (the "FED FUNDS RATE"). Nothing in this Section 1.7(c) shall be deemed to permit any Bank to breach its obligations to make Loans under the Revolving Credit or to limit the Company's claims against any Bank for such breach.

SECTION 1.8. PARTICIPATION IN L/Cs. Each of the Banks will acquire a risk participation for its own account, without recourse to or representation or warranty from Harris, in each L/C upon the issuance thereof ratably in accordance with its Commitment Percentage. In the event any Reimbursement Obligation is not immediately paid by the Company pursuant to Section 1.6 hereof, each Bank will pay to Harris funds in an amount equal to such Bank's ratable share of the unpaid amount of such Reimbursement Obligation (based upon its proportionate share relative to its percentage of the Revolving Credit (as set forth in Section 1.1 hereof)). At the election of all of the Banks, such funding by the Banks of the unpaid Reimbursement Obligations shall be treated as additional Revolving Credit Loans to the Company hereunder rather than a purchase of participations by the Banks in the related L/Cs held by Harris. The availability of funds to the Company under the Revolving Credit shall be reduced in an amount equal to any such L/C. The obligation of the Banks to Harris under this Section 1.8 shall be absolute and unconditional and shall not be affected or impaired by any Event of Default or Potential Default which may then be continuing hereunder. Harris shall notify each Bank by telephone of its proportionate share relative to its percentage of the total Banks' Revolving Credit Commitments set forth in Section 1.1 hereof (a "COMMITMENT PERCENTAGE") of such unpaid Reimbursement Obligation. If such notice has been given to each Bank by 12:00 Noon, Chicago time, each Bank agrees to pay Harris in immediately available and freely transferable funds on the same Business Day. If such notice is received after 12:00 noon, Chicago time, each Bank agrees to pay Harris in immediately available and freely transferable funds no later than the following Business Day. Funds shall be so made available at the account designated by Harris in such notice to the Banks. Upon the election by the Banks to treat such funding as additional Revolving Credit Loans hereunder and payment by each Bank, such Loans shall bear interest in accordance with Section 1.3(a) hereof. Harris shall share with each Bank on a pro rata basis relative to its Commitment Percentage a portion of each payment of a Reimbursement Obligation (whether of principal or interest) and any L/C Fee (but not any L/C Issuance Fee) payable by the Company. Any such amount shall be promptly remitted to the Banks when and as received by Harris from the Company.

SECTION 1.9. CAPITAL ADEQUACY. If, after the date hereof, any Bank or the Agent shall have determined in good faith that the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change therein (including, without limitation, any revision in the Final Risk-Based Capital Guidelines of the Board of Governors of the Federal Reserve System (12 CFR Part 208, Appendix A; 12 CFR Part 225, Appendix A) or of the Office of the Comptroller of the Currency (12 CFR Part 3, Appendix A), or in any other applicable capital rules heretofore adopted and issued by any governmental authority), or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Lending Office) with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Bank's capital, or on the capital of any corporation controlling such Bank, in each case as a consequence of its obligations hereunder to a level below that which such Bank would have achieved but for such adoption, change or compliance (taking into consideration such Bank's policies with respect to capital adequacy) by an amount reasonably deemed by such Bank to be material, then from time to time, within fifteen (15) days after demand by such Bank (with a copy to the Agent), the Company shall pay to such Bank such additional amount or amounts as will compensate such Bank for such reduction.

SECTION 1.10. THE BOND LETTER OF CREDIT. Subject to all the terms and conditions hereof, Harris has issued a standby letter of credit (as amended (including any amendments increasing the amount thereof) and reinstated from time to time, the "BOND L/C") in an original stated amount of up to $25,239,727.00 (the "BOND L/C COMMITMENT") for the account of the Company. The Bond L/C Commitment shall be separate and apart from, and in addition to, the Revolving Credit Commitments. The Bond L/C was issued pursuant to a Reimbursement Agreement (the "REIMBURSEMENT AGREEMENT" ) for the purpose of supporting the Company's obligations relating to the Bonds. The Bond L/C shall have an expiry date not later than the Termination Date, subject to extension as provided in the Reimbursement Agreement. Nothing contained in this Agreement shall be deemed to require the Company to cause the Bonds to be issued, it being agreed that the issuance of Bonds shall be within the Company's sole discretion. The Company shall pay Harris for its own account an annual issuance fee (the "BOND L/C ISSUANCE FEE") in an amount equal to one-eighth of one percent (0.125%) of the stated amount of the Bond L/C, payable on the date the Bond L/C is issued by Harris and on each annual anniversary thereof.

SECTION 1.11. BOND REIMBURSEMENT OBLIGATION. The Company will pay in immediately available funds to Harris the amount of each demand for payment made under the Bond L/C immediately upon payment by Harris of each amount so demanded and on the date of each such payment by Harris (the obligation of the Company under this Section 1.11 is hereinafter referred to as a "BOND REIMBURSEMENT OBLIGATION").

SECTION 1.12. PARTICIPATION IN THE BOND L/C. Each of the Banks will acquire a risk participation for its own account, without recourse to or representation or warranty from Harris, in the Bond L/C upon the issuance thereof ratably in accordance with its Commitment Percentage. In the event any Bond Reimbursement Obligation is not immediately paid by the Company pursuant to Section 1.11 hereof, each Bank will pay to Harris funds in an amount equal to such Bank's Commitment Percentage of the unpaid amount of such Bond Reimbursement Obligation. The obligation of the Banks to Harris under this Section 1.12 shall be absolute and unconditional and shall not be affected or impaired by any Event of Default or Potential Default which may then be continuing hereunder. Harris shall notify each Bank by telephone of its Commitment Percentage of such unpaid Bond Reimbursement Obligation. If such notice has been given to each Bank by 1:00 p.m., Chicago time, each Bank agrees to pay Harris in immediately available and freely transferable funds on the same Business Day. If such notice is received after 1:00 p.m., Chicago time, each Bank agrees to pay Harris in immediately available and freely transferable funds no later than the following Business Day. Funds shall be so made available at the account designated by Harris in such notice to the Banks. Harris shall share with each Bank on a pro rata basis relative to its Commitment Percentage a portion of each payment of a Bond Reimbursement Obligation (whether of principal or interest) and any Bond L/C Fee (but not the Bond L/C Issuance Fee or any Bond L/C Administration Fee) payable by the Company. Any such amount shall be promptly remitted to the Banks when and as received by Harris from the Company.

SECTION 1.13. REDUCTIONS AND REINSTATEMENTS. The Company and the Banks recognize, acknowledge and agree that (i) the Bond L/C provides for automatic reductions and reinstatements as set forth in the provisions of such Bond L/C, and (ii) the Bond L/C provides for the beneficiary thereof to reduce from time to time the amounts available to be drawn thereon. Each Bank acknowledges that, because the interest component of the Bond L/C may be reinstated at a time when the Company has not reimbursed Harris in full for an interest drawing under the Bond L/C, the total may exceed the Bond L/C Commitment pursuant to Section 1.10 hereof and each Bank agrees to pay Harris its pro rata share of any drawing under the Bond L/C notwithstanding that any such payment may result in the aggregate principal amount owing such Bank hereunder exceeding the Bond L/C Commitment of such Bank.

SECTION 1.14. LIABILITY OF HARRIS. None of the Harris-Related Persons shall (i) be liable for any action taken or omitted to be taken by any of them under or in connection with the Reimbursement Agreement or any Bond Document (except for its own gross negligence or willful misconduct), or
(ii) be responsible in any manner to any of the Banks for any recital, statement, representation or warranty made by the Company or any Affiliate of the Company, or any officer thereof, contained in the Reimbursement Agreement or any Bond Document, or in any certificate, report, statement or other document referred to or provided for in, or received by Harris under or in connection with, the Reimbursement Agreement or any Bond Document, or for the validity, effectiveness, genuineness, enforceability or sufficiency of the Reimbursement Agreement or any Bond Document, or for any failure of the Company or any other party to the Reimbursement Agreement or any Bond Document to perform its obligations thereunder (other than for the gross negligence or willful misconduct of Harris). No Harris-Related Person shall be under any obligation to any Bank to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, the Reimbursement Agreement or any Bond Document, or to inspect the properties, books or records of the Company or any of its Affiliates.

SECTION 1.15. RELIANCE BY HARRIS. Harris shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to the Company). Harris shall be fully justified in failing or refusing to take any action under the Reimbursement Agreement or any Bond Document which would otherwise require the consent of the Required Banks or all of the Banks unless it shall first receive such advice or concurrence of the Required Banks (or, if required by this Agreement, all Banks) as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Harris shall in all cases be fully protected in acting, or in refraining from acting, under the Reimbursement Agreement or any Bond Document in accordance with a request or consent of the Required Banks (or, if required by this Agreement, all Banks) and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Banks.

SECTION 1.16. NOTICE OF DEFAULT. Harris shall not be deemed to have knowledge or notice of the occurrence of any Potential Default or Event of Default under Section 8.1(1) hereof, unless Harris shall have received written notice from the Company or any other party to a Bond Document. Harris shall take such action with respect to such Potential Default or Event of Default under the Reimbursement Agreement and the Bond Documents as shall be required pursuant to Section 8 hereof; PROVIDED that unless and until Harris shall have received direction under Section 8, Harris may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Potential Default or Event of Default as it shall deem advisable and in the best interest of the Banks, except any action resulting in the acceleration or redemption of any Bonds.

SECTION 1.17. INDEMNIFICATION. The Banks shall indemnify upon demand the Harris-Related Persons (to the extent not reimbursed by or on behalf of the Company and without limiting the obligation of the Company to do so), ratably according to such Bank's Commitment Percentage from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements of any kind whatsoever which may at any time (including at any time following the termination of the Bond L/C) be imposed on, incurred by or asserted against any such Person and which are in any way relating to or arising out of this Agreement or any document contemplated by or referred to herein or the transactions contemplated hereby or thereby or any action taken or omitted by any such Person under or in connection with any of the foregoing; PROVIDED that no Bank shall be liable for the payment to the Harris-Related Persons of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from such Person's gross negligence or willful misconduct or for the fees and expenses of counsel in connection with the preparation, execution, delivery, administration, or modification of the Reimbursement Agreement or any Bond Document or any amendments thereto. The obligation of the Banks in this Section shall survive the payment of all amounts owing by the Company hereunder.

SECTION 1.18. DOCUMENTS AND REPORTS. Harris agrees to deliver to the Banks promptly upon receipt thereof copies of all documents and reports delivered to Harris pursuant to the Reimbursement Agreement or any Bond Document.

SECTION 1.19. AMENDMENTS. Harris may enter into any amendment or modification of, or may waive compliance with the terms of any Bond Document (other than an Indenture) without the consent of any Bank; PROVIDED (a) that without the consent of the Required Banks, Harris shall not execute any instrument agreeing to any amendment or modification of, or waiver of compliance with the Reimbursement Agreement or any Bond Document, which would waive any "EVENT OF DEFAULT" arising under the Reimbursement Agreement or any Bond Document, and (b) without the consent of all of the Banks, Harris shall not execute any instrument agreeing to any amendment or modification of, or waiver of compliance with the Reimbursement Agreement or any Bond Document, (i) which would (A) reduce the principal of, or interest on, any Bond Reimbursement Obligation, (B) postpone the due date for any payment of principal of, or interest on, any Bond Reimbursement Obligation, (C) extend the stated expiration date of the Bond L/C, (D) increase in any material manner (in the reasonable opinion of Harris) the obligations of the Banks, or (E) release or otherwise adversely affect the interests of the Banks in any collateral granted under the Reimbursement Agreement or any Bond Document, or (ii) after the occurrence of a Potential Default or Event of Default.

SECTION 2.  THE COMPETITIVE BID FACILITY.

SECTION 2.1. AMOUNT AND TERM. The Company may from time to time before the Termination Date request Competitive Bids from the Banks and the Banks may make, at their sole discretion, Bid Loans to the Company on the terms and conditions set forth in this Agreement. Notwithstanding any provision to the contrary contained in this Agreement, (a) the aggregate principal amount of all Bid Loans outstanding hereunder at any time may not exceed $50,000,000, (b) no Bank may make Bid Loans in an aggregate principal amount in excess of the maximum amount of such Bank's Revolving Credit Commitment set forth in Section 1.1(b) of this Agreement, and (c) the aggregate principal amount of all Bid Loans outstanding hereunder at any time together with the aggregate principal amount of all Revolving Credit Loans outstanding under the Revolving Credit shall not exceed the Banks' Revolving Credit Commitments from time to time in effect. The Company may request Competitive Bids and the Banks may, in their discretion, make such Competitive Bids on the terms and conditions set forth in this Section 2.

SECTION 2.2. COMPETITIVE BID REQUESTS. In order to request Competitive Bids, the Company shall give telephonic notice to be received by the Agent no later than 11:00 A.M., Chicago time, one Business Day before the date, which must be a Business Day, on which a proposed Bid Loan is to be made (the "BORROWING DATE"), followed on the same day by a duly completed Competitive Bid Request Confirmation in the form of Exhibit L hereto to be received by the Agent not later than 11:30 A.M., Chicago time. Competitive Bid Request Confirmations that do not conform substantially to the format of Exhibit L may be rejected and the Agent shall give telephonic notice to the Company of such rejection promptly after it determines (which determination shall be conclusive) that a Competitive Bid Request Confirmation does not substantially conform to the format of Exhibit L. Competitive Bid Requests shall in each case refer to this Agreement and specify (x) the proposed Borrowing Date (which shall be a Business Day),
(y) the aggregate principal amount thereof (which shall not be less than $3,000,000 and shall be an integral multiple of $1,000,000), and (z) up to 3 Interest Periods with respect to the entire amount specified in such Competitive Bid Request (which must be of no less than 30 and no more than 180 days duration and may not end after the Termination Date). Upon receipt by the Agent of a Competitive Bid Request Confirmation which conforms substantially to the format of Exhibit L attached hereto, the Agent shall invite, by telephone promptly confirmed in writing in the form of Exhibit M attached hereto, the Banks to bid, on the terms and conditions of this Agreement, to make Bid Loans pursuant to the Competitive Bid Request.

SECTION 2.3. SUBMISSION OF COMPETITIVE BIDS. Each Bank may, in its sole discretion, make one or more Competitive Bids to the Company responsive to the Competitive Bid Request. Each Competitive Bid by a Bank must be received by the Agent by telephone not later than 8:45 A.M., Chicago time, on the Borrowing Date, promptly confirmed in writing by a duly completed Confirmation of Competitive Bid substantially in the form of Exhibit N attached hereto to be received by the Agent no later than 9:00 A.M. on the same day; PROVIDED, HOWEVER, that any Competitive Bid made by Harris must be made by telephone to the Company no later than 8:30 A.M., Chicago time, and confirmed by telecopier to the Company no later than 8:45 A.M., Chicago time, on the Borrowing Date. Competitive Bids which do not conform precisely to the terms of this Section 2.3 may be rejected by the Agent and the Agent shall notify the Bank submitting such Competitive Bid of such rejection by telephone as soon as practicable after determining that the Competitive Bid does not conform precisely to the terms of this
Section 2.3. Each Competitive Bid shall refer to this Agreement and specify (x) the maximum principal amount (which shall not be less than $3,000,000 and shall be an integral multiple of $1,000,000) of the Bid Loan that the Bank is willing to make to the Company (y) the Yield (which shall be computed on the basis of a 360-day year and actual days elapsed and for a period equal to the Interest Period applicable thereto) at which the Bank is prepared to make the Bid Loan and (z) the Interest Period applicable thereto. The Agent shall reject any Competitive Bid if such Competitive Bid (i) does not specify all of the information specified in the immediately preceding sentence, (ii) contains any qualifying, conditional, or similar language, (iii) proposes terms other than or in addition to those set forth in the Competitive Bid Request to which it responds, or
(iv) is received by the Agent later than 8:45 A.M. (Chicago time). Any Competitive Bid submitted by a Bank pursuant to this Section 2.3 shall be irrevocable and shall be promptly confirmed in writing in the form of Exhibit N; PROVIDED THAT in all events the telephone Competitive Bid received by the Agent shall be binding on the relevant Bank and shall not be altered, modified, or in any other manner affected by any inconsistent terms contained in, or terms missing from, the Bank's Confirmation of Competitive Bid.

SECTION 2.4. NOTICE OF BIDS. The Agent shall give telephonic notice to the Company no later than 9:15 A.M., Chicago time, on the proposed Borrowing Date, of the number of Competitive Bids made, the Yield with respect to each proposed Bid Loan, the Interest Period applicable thereto and the maximum principal amount of each Bid Loan in respect of which a Competitive Bid was made and the identity of the Bank making each bid. The Agent shall send a summary of all Competitive Bids received by the Agent to the Company as soon as practicable after receipt of a Competitive Bid from each Bank that has made a Competitive Bid.

SECTION 2.5. ACCEPTANCE OR REJECTION OF BIDS. The Company may in its sole and absolute discretion, subject only to the provisions of this Section, irrevocably accept or reject, in whole or in part, any Competitive Bid referred to in Section 2.4 above. No later than 9:45 A.M., Chicago time, on the proposed Borrowing Date, the Company shall give telephonic notice to the Agent of whether and to what extent it has decided to accept or reject any or all the Competitive Bids referred to in Section 2.4 above, which notice shall be promptly confirmed in a writing to be received by the Agent on the proposed Borrowing Date; PROVIDED, HOWEVER, that (x) no bid shall be accepted for a Bid Loan in a minimum principal amount of less than $3,000,000, (y) the Company shall accept bids solely on the basis of ascending Yields for each Interest Period, (z) if the Company declines to borrow, or it is restricted by other conditions hereof from borrowing, the maximum principal amount of Bid Loans in respect of which bids at such Yield have been made, then the Company shall accept a pro rata portion of each bid made at the same Yield, based as nearly as possible on the ratio of the maximum aggregate principal amounts of Bid Loans for which each such bid was made (provided that if the available principal amount of Bid Loans to be so allocated is not sufficient to enable Bid Loans to be so allocated to each such Bank in integral multiples of $1,000,000, the Company shall select which Banks will be allocated such Bid Loans and will round allocations up or down to the next higher or lower multiple of $1,000,000 as it shall deem appropriate but in no event shall any Bid Loan be allocated in a principal amount of less than $3,000,000), and (w) the aggregate principal amount of all Competitive Bids accepted by the Company shall not exceed the amount contained in the related Confirmation of Competitive Bid Request. A notice given by the Company pursuant to this
Section 2.5 shall be irrevocable and shall not be altered, modified, or in any other manner affected by any inconsistent terms contained in, or terms missing from, any written confirmation of such notice.

SECTION 2.6. NOTICE OF ACCEPTANCE OR REJECTION OF BID. The Agent shall promptly (but in any event no later than 10:30 A.M., Chicago time) give telephonic notice to the Banks whether or not their Competitive Bids have been accepted (and if so, in what amount and at what Yield) on the proposed Borrowing Date, and each successful bidder will thereupon become bound, subject to Section 7 and the other applicable conditions hereof, to make the Bid Loan in respect of which its bid has been accepted. Each Bank so bound shall notify the Agent upon making the Bid Loan. As soon as practicable on each Borrowing Date, the Agent shall notify each Bank of the aggregate principal amount of all Bid Loans made pursuant to a Competitive Bid Request on such Borrowing Date, the Interest Period(s) applicable thereto and the highest and lowest Yields at which such Bid Loans were made for each Interest Period.

SECTION 2.7. RESTRICTIONS ON BID LOANS. A Bid Loan shall not be made if an Event of Default or Potential Default shall have occurred and be continuing on the date on which such Bid Loan is to be made and the Company may not obtain more than three Bid Loans in any calendar week.

SECTION 2.8. MINIMUM AMOUNT. Each Bid Loan made to the Company on any date shall be in an integral multiple of $1,000,000 and in a minimum principal amount of $3,000,000. Bid Loans shall be made in the amounts accepted by the Company in accordance with Section 2.5.

SECTION 2.9. THE NOTES. The Bid Loans made by each Bank to the Company shall be evidenced by the Revolving Note of the Company payable to the order of such Bank as described in Section 1.2. The outstanding principal balance of each Bid Loan, as evidenced by a Note, shall be payable at the end of every Interest Period applicable to such Bid Loan. Each Bid Loan evidenced by each Revolving Note shall bear interest from the date such Bid Loan is made on the outstanding principal balance thereof as set forth in
Section 2.10 below.

SECTION 2.10. TERM OF AND INTEREST ON BID LOANS. Each Bid Loan shall bear interest during the Interest Period applicable thereto at a rate per annum equal to the rate of interest offered in the Competitive Bid therefor submitted by the Bank making such Bid Loan and accepted by the Company pursuant to Section 2.5 above. The principal amount of each Bid Loan, together with all accrued interest thereon, shall be due and payable on the last day of the Interest Period applicable thereto and at maturity (whether by acceleration or otherwise) and, with respect to any Interest Period in excess of three months, interest on the unpaid principal amount shall be due on the date occurring every three months after the date the relevant Bid Loan was made. If any payment of principal or interest on any Bid Loan is not made when due, such Bid Loan shall bear interest (computed on the basis of a year of 360 days and actual days elapsed) from the date such payment was due until paid in full, payable on demand, at a rate per annum equal to the sum of 2.5% plus the rate of interest in effect thereon at the time of such default until the end of the Interest Period then applicable thereto, and, thereafter, at a rate per annum equal to the sum of 2.5 plus the Domestic Rate from time to time in effect.

SECTION 2.11. DISBURSEMENT OF BID LOANS.  (a)  Subject to the provisions of
Section 6 hereof, the proceeds of each Bid Loan shall be made available to the Company by, at the Company's option, crediting an account maintained by the Company at Harris Trust and Savings Bank or by wire transfer of such proceeds to such account as the Company shall designate in writing to the Agent from time to time, in immediately available funds. Not later than 12:00 Noon, Chicago time, on the date specified for any Bid Loan to be made hereunder, each Bank which is bound to make such Bid Loan pursuant to
Section 2.6 hereof shall make its portion of such Bid Loan available to the Company in immediately available funds at the principal office of the Agent in Chicago, Illinois.

    (b) Unless the Agent shall have been notified by a Bank no later than the time the Agent gives such Bank a notice pursuant to Section 2.6 hereof (which notice shall be effective upon receipt) that such Bank does not intend to make the proceeds of such Bid Loan available to the Agent, the Agent may assume that such Bank has made such proceeds available to the Agent on such date and the Agent may in reliance upon such assumption (but shall not be required to) make available to the Company a corresponding amount. If such corresponding amount is not in fact made available to the Agent by such Bank, the Agent shall be entitled to receive such amount on demand from such Bank (or, if such Bank fails to pay such amount forthwith upon such demand, to recover such amount from the Company) together with interest thereon in respect of each day during the period commencing on the date such amount was made available to the Company and ending on the date the Agent recovers such amount, at a rate per annum equal to the effective rate charged to the Agent for overnight Federal funds transactions with member banks of the Federal Reserve System for each day, as determined by the Agent (or, in the case of a day which is not a Business Day, then for the preceding Business Day). Nothing in this Section 2.11(b) shall be deemed to permit any Bank to breach its obligations to make Bid Loans hereunder, or to limit the Company's claims against any Bank for such breach.

SECTION 2.12. RELIANCE ON TELEPHONIC NOTICES; INDEMNITY. (a) The Company agrees that the Agent may rely on any telephonic notice referred to in this
Section 2 and given by any person the Agent reasonably believes is authorized to give such notice without the necessity of independent investigation, and in the event any such telephonic notice conflicts with any written notice relating thereto, or in the event no such written notice is received by the Agent, such telephonic notice shall govern if the Agent or any Bank has acted in reasonable reliance thereon. The Agent's books and records shall be PRIMA FACIE evidence of all of the matters set forth in Sections 2.2, 2.3, 2.4., 2.5 and 2.6 hereof.

    (b) The Company hereby agrees to indemnify and hold the Agent harmless from and against any and all claims, damages, losses, liabilities and expenses, including court costs and legal expenses, paid or incurred by the Agent in connection with any action the Agent may take, or fail to take, in reasonable reliance upon and in accordance with any telephonic notice received by the Agent as described in this Section 2.

    (c) The Banks hereby agree to indemnify and hold the Agent harmless from and against any and all claims, damages, losses, liabilities and expenses, including court costs and legal expenses, paid or incurred by the Agent in connection with any action the Agent may take, or fail to take, in reasonable reliance upon and in accordance with any telephonic notice received by the Agent as described in this Section 2, to the extent the Agent is not promptly reimbursed therefor by the Company.

SECTION 2.13. TELEPHONIC NOTICE. Each Bank's telephonic notice to the Agent of its Competitive Bid pursuant to Section 2.3, and the Company's telephonic acceptance of any offer contained in a Bid pursuant to
Section 2.5, shall be irrevocable and binding on such Bank and the Company, as applicable, and shall not be altered, modified, or in any other manner affected by any inconsistent terms contained in, or missing from, any written confirmation of such telephonic notice. It is understood and agreed by the parties hereto that the Agent shall be entitled to act, or to fail to act, hereunder in reliance on its records of any telephonic notices provided for herein and that the Agent shall not incur any liability to any Person in so doing if its records conflict with any written confirmation of a telephone notice or otherwise, provided that any such action taken or omitted by the Agent is taken or omitted reasonably and in good faith. It is further understood and agreed by the parties hereto that each party hereto shall in good faith endeavor to provide the notices specified herein by the times of day as set forth in this Section 2 but that no party shall incur any liability or other responsibility for any failure to provide such notices within the specified times; PROVIDED, HOWEVER, that the Agent shall have no obligation to notify the Company of any Competitive Bid received by it later than 8:45 A.M. (Chicago time) on the proposed Borrowing Date, and no acceptance by the Company of any offer contained in a Competitive Bid shall be effective to bind any Bank to make a Bid Loan, nor shall the Agent be under any obligation to notify any Person of an acceptance, if notice of such acceptance is received by the Agent later than 9:45 A.M. (Chicago time) on the proposed Borrowing Date.

SECTION 3.  FEES, PREPAYMENTS, TERMINATIONS AND PLACE AND APPLICATION OF
            PAYMENTS.

SECTION 3.1. FACILITY FEE. For the period from the date hereof to and including the Termination Date, the Company shall pay to the Agent for the account of the Banks a facility fee with respect to the Revolving Credit at the rate of three-eighths of one percent (0.375%) per annum if the Company's Leverage Ratio is equal to or greater than 0.45 to 1 and one-quarter of one percent (0.25%) per annum if the Company's Leverage Ratio is less than 0.45 to 1 (in each case computed in each case on the basis of a year of 360 days for the actual number of days elapsed) of the aggregate maximum amount of the Banks' Revolving Credit Commitments hereunder in effect from time to time and whether or not any credit is in use under the Revolving Credit, all such fees to be payable quarterly in arrears on the last day of each calendar quarter commencing on December 31, 1999, and on the Termination Date, unless the Revolving Credit is terminated in whole on an earlier date, in which event the facility fee for the final period shall be paid on the date of such earlier termination in whole.

SECTION 3.2. AGENT'S FEE. The Company shall pay to and for the sole account of the Agent such fees as may be agreed upon in writing from time to time by the Agent and the Company. Such fees shall be in addition to any fees and charges the Agent may be entitled to receive under Section 10 hereunder or under the other Loan Documents.

SECTION 3.3. OPTIONAL PREPAYMENTS. The Company shall have the privilege of prepaying without premium or penalty and in whole or in part (but if in part, then in a minimum principal amount of $2,500,000 or such greater amount which is an integral multiple of $100,000) any Domestic Rate Loan at any time upon prior telex or telephonic notice to the Agent on or before 12:00 Noon on the same Business Day. The Company may not prepay any Eurodollar Loan, CD Rate Loan or Bid Loan. Any amount prepaid under the Revolving Credit may, subject to the terms and conditions of this Agreement, be borrowed, repaid and borrowed again.

SECTION 3.4. MANDATORY PREPAYMENTS - BORROWING BASE. The Company shall not permit the sum of the principal amount of all Loans plus the amount available for drawing under all L/Cs and the aggregate principal amount of all unpaid Reimbursement Obligations at any time outstanding to exceed the lesser of (i) the sum of the Banks' Revolving Credit Commitments or (ii) the Borrowing Base as determined on the basis of the most recent Borrowing Base Certificate. In addition to the Company's obligations to pay any outstanding Reimbursement Obligations as set forth in Section 1.6 hereof, the Company will make such payments on any outstanding Loans and Reimbursement Obligations (and, if any L/Cs are then outstanding, deposit an amount equal to the aggregate amount available for drawing under all L/Cs into an interest bearing account with the Agent which shall be held as additional collateral security for such L/Cs) which are necessary to cure any such excess within three Business Days after the occurrence thereof. Any amount prepaid under the Revolving Credit may, subject to the terms and conditions of this Agreement, be borrowed, prepaid and borrowed again.

SECTION 3.5. PLACE AND APPLICATION OF PAYMENTS. All payments of principal and interest made by the Company in respect of the Notes, Bond Reimbursement Obligations and Reimbursement Obligations and all fees payable by the Company hereunder, shall be made to the Agent at its office at 111 West Monroe Street, Chicago, Illinois 60690 and in immediately available funds, prior to 12:00 noon Chicago time on the date of such payment. All such payments shall be made without setoff or counterclaim and without reduction for, and free from, any and all present and future levies, imposts, duties, fees, charges, deductions withholdings, restrictions or conditions of any nature imposed by any government or any political subdivision or taxing authority thereof. Unless the Banks otherwise agree, any payments received after 12:00 noon Chicago time shall be deemed received on the following Business Day. The Agent shall remit to each Bank its proportionate share of each payment of principal, interest and facility fees, and L/C fees received by the Agent by 3:00 P.M. Chicago time on the same day of its receipt if received by the Agent by 12:00 noon, Chicago time, and its proportionate share of each such payment received by the Agent after 12:00 noon on the Business Day following its receipt by the Agent. In the event the Agent does not remit any amount to any Bank when required by the preceding sentence, the Agent shall pay to such Bank interest on such amount until paid at a rate per annum equal to the Fed Funds Rate. The Company hereby authorizes the Agent to automatically debit its account with Harris for any principal, interest and fees when due under the Notes, any L/C Agreement or this Agreement and to transfer the amount so debited from such account to the Agent for application as herein provided. All proceeds of Collateral shall be applied in the manner specified in the Security Agreement.

SECTION 4.  DEFINITIONS.

SECTION 4.1. CERTAIN TERMS DEFINED. The terms hereinafter set forth when used herein shall have the following meanings:

     "ACCOUNT DEBTOR" shall mean the Person who is obligated on a Receivable.

     "ADJUSTED CD RATE" shall mean a rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined in accordance with the following formula:

                              CD RATE               Assessment
Adjusted CD Rate =  100% - CD Reserve Percentage +     Rate

     "ADJUSTED EURODOLLAR RATE" means a rate per annum determined pursuant to the following formula:

     Adjusted Eurodollar Rate =            EURODOLLAR RATE
     { }100% - Reserve Percentage

     "AFFILIATE" shall mean any person, firm or corporation which, directly or indirectly controls, or is controlled by, or is under common control with, the Company. As used in this definition the term "CONTROLS" (including the terms "CONTROLLED BY" and "UNDER COMMON CONTROL WITH") shall have the meaning given below.

     "AGENT" is defined in the first paragraph of this Agreement.

     "AGREEMENT" shall mean this Second Amended and Restated Secured Credit Agreement as supplemented, modified, restated and amended from time to time.

     "ALTERNATIVE CREDIT FACILITY" shall mean any irrevocable letter of credit, surety bond, insurance policy or other similar instruments, other than the Bond L/C, issued by any Person to support the Company's obligations with respect to the Bonds.

     "ANNIVERSARY DATE" has the meaning specified in Section 1.1(b) hereof.

     "APPLICABLE MARGIN" shall mean, with respect to each type of Loan described in Column A below, the rate of interest per annum shown in Columns B, C, D, E and F below for the range of Leverage Ratio specified for each Column:




<CAPTION
    A                B          C          D            E          F
Leverage Ratio
                <0.35 to 1  >0.35 to 1  >0.45 to 1  >0.50 to 1  >0.60 to 1
                               and         and         and         and
                            <0.45 to 1  <0.5 to 1   <0.60 to 1  <0.70 to 1

Eurodollar Loans 0.625% 1.00% 1.375% 1.625% 2.0%
Domestic Rate Loans 0.0% 0.0% 0.125% 0.375% 0.75%
CD Rate Loans 0.75% 1.125% 1.50% 1.75% 2.125%

Not later than 5 Business Days after receipt by the Agent of the financial statements called for by Section 7.4 hereof for the applicable fiscal quarter, the Agent shall determine the Leverage Ratio for the applicable period and shall promptly notify the Company and the Banks of such determination and of any change in the Applicable Margins resulting therefrom. Any such change in the Applicable Margins shall be effective as of the date the Agent so notifies the Company and the Banks with respect to all Loans outstanding on such date, and such new Applicable Margins shall continue in effect until the effective date of the next quarterly redetermination in accordance with this Section. Each determination of the Leverage Ratio and Applicable Margins by the Agent in accordance with this Section shall be conclusive and binding on the Company and the Banks absent manifest error. From the date hereof until the Applicable Margins are first adjusted pursuant hereto, the Applicable Margins shall be those set forth in column C above.

     "ASSESSMENT RATE" shall mean the assessment rate (rounded upwards, if necessary, to the nearest 1/100 of 1%) imposed by the Federal Deposit Insurance Corporation or its successors for insuring the Agent's liability for time deposits, as in effect from time to time.

     "BANK" and "BANKS" shall have the meanings specified in the first paragraph of this Agreement.

     "BANKING DAY" shall mean a day on which banks are open for business in Nassau, Bahamas, London, England, Atlanta, Georgia, Denver, Colorado, Wichita, Kansas, Dallas, Texas and Chicago, Illinois, other than a Saturday or Sunday, and dealing in United States Dollar deposits in London, England and Nassau, Bahamas.

     "BID LOAN" shall mean an advance from a Bank to the Company pursuant to the biding procedures described in Section 2 hereof.

     "BONDS" shall  mean  the $25,000,000 aggregate principal amount of the
Issuer's   Environmental  Facilities   Reserve   Bonds   (Pilgrim's   Pride
Corporation Project), Series 1999.

     "BOND DOCUMENTS" shall mean the Indenture and any other instrument and documents relating to the issuance and sale of the Bonds.

     "BOND L/C" shall have the meaning specified in Section 1.10 hereof.

     "BOND L/C ADMINISTRATIVE FEES" shall mean the fees payable by the Company pursuant to Sections 2.4(b) and (c) of the Reimbursement Agreement.

     "BOND L/C COMMITMENT" shall have the meaning specified in Section 1.10 hereof.

     "BOND L/C EXPOSURE" shall mean, as of any date of determination, the sum of (a) the unused amount of the Bond L/C Commitment, if any, (b) the aggregate principal amount of all outstanding Bond Reimbursement Obligations, if any, and (c) the maximum amount available to be drawn under the Bond L/C (after giving effect to any reductions thereof as provided in the Bond L/C), each determined on such date.

      "BOND L/C FEE" shall mean the fee payable by the  Company pursuant to
Section 2.4(a) of the Reimbursement Agreement.

     "BOND  REIMBURSEMENT OBLIGATION" shall have the meaning  specified  in
Section 1.11 hereof.

     "BORROWING BASE", as determined on the basis of the information contained in the most recent Borrowing Base Certificate, shall mean an amount equal to:

          (a) 65% of the Value of Eligible Inventory consisting of feed grains, feed and ingredients, plus

          (b) 65% percent of the Value of Eligible Inventory consisting of live and dressed broiler chickens and commercial eggs, plus

          (c) 65% of the Value of Eligible Inventory consisting of prepared foods, plus

          (d) 100% of the Value of Eligible Inventory consisting of breeder
     hens,  breeder  pullets,  commercial  hens,   commercial  pullets  and
     hatching eggs, plus

          (e) 40% of the Value of Eligible Inventory consisting of packaging materials, vaccines, general supplies, and maintenance supplies, minus

          (f) the aggregate outstanding amount of all Grower Payables that are more than 15 days past due, minus

          (g) the Bond L/C Exposure.

     "BORROWING BASE CERTIFICATE" shall mean the certificate in the form of Exhibit G hereto which is required to be delivered to the Banks in accordance with Section 7.4(d) hereof.

     "BUSINESS DAY" shall mean any day except Saturday or Sunday on which banks are open for business in Chicago, Illinois, Dallas, Texas, Atlanta, Georgia, Denver, Colorado and Wichita, Kansas.

     "CAPITALIZED LEASE" shall mean, as applied to any Person, any lease of any Property the discounted present value of the rental obligations of such person as lessee under which, in accordance with generally accepted accounting principles, is required to be capitalized on the balance sheet of such Person.

     "CAPITALIZED LEASE OBLIGATION" shall mean, as applied to any Person, the discounted present value of the rental obligation, as aforesaid, under any Capitalized Lease.

     "CAPITAL STOCK" means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated) of such Person's capital stock, whether or not outstanding on the date of this Agreement, including, without limitation, any option, warrant or other right relating to any such capital stock.

     "CASH EQUIVALENT" shall mean any short-term investments that are classified as cash equivalents on the Company's consolidated balance sheet in accordance with generally accepted accounting principles, consistently applied.

     "CD RATE" shall mean, with respect to each Interest Period applicable to a CD Rate Loan, the rate per annum determined by the Agent to be the arithmetic average of the rate per annum determined by the Agent to be the average of the bid rates quoted to the Agent at approximately 10:00 a.m. Chicago time (or as soon thereafter as practicable) on the first day of such Interest Period by at least two certificate of deposit dealers of recognized national standing selected by the Agent for the purchase at face value of certificates of deposit of the Agent having a term comparable to such Interest Period and in an amount comparable to the principal amount of the CD Rate Loan to be made by the Agent for such Interest Period. Each determination of the CD Rate made by the Agent in accordance with this paragraph shall be conclusive and binding on the Company except in the case of manifest error or willful misconduct.

     "CD  RESERVE  PERCENTAGE"  shall  mean  the rate (as determined by the
Bank) of the maximum reserve requirement (including, without limitation, any supplemental, marginal and emergency reserves) imposed on the Agent by the Board of Governors of the Federal Reserve System (or any successor) from time to time on non-personal time deposits having a maturity equal to the applicable Interest Period and in an amount equal to the unpaid principal amount of the relevant CD Rate Loan, subject to any amendments of such reserve requirement by such Board or its successor, taking into account any transitional adjustments thereto. The Adjusted CD Rate shall automatically be adjusted as of the date of any change in the CD Reserve Percentage.

     "CERCLA"   shall   mean   the  Comprehensive  Environmental  Response,
Compensation and Liability Act of 1980, as amended.

     "CERCLIS" shall mean the CERCLA Information System.

     "CHANGE IN CONTROL" means (a) a sale of all or substantially all the assets of the Company to any Person or related group of Persons as an entirety or substantially as an entirety in one transaction or series of transactions, (b) the merger or consolidation of the Company with or into another corporation or the merger of another corporation into the Company with the effect that immediately after such transaction the stockholders of the Company immediately prior to such transaction hold less than 51% of the total voting power generally entitled to vote in the election of directors, managers or trustees of the Person surviving such merger or consolidation,
(c) the Guarantor or the Pilgrim Family shall cease to own legally or beneficially more than 51% of the total voting power generally entitled to vote in the election of directors, managers or trustees of the Company,
(d) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of the Company (together with any new directors whose election by such Board or whose nomination for election by the stockholders of the Company was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of the Company then in office, or
(e) the stockholders of the Company shall approve any plan for the liquidation or dissolution of the Company.

     "CHANGE  IN  LAW" shall have the  meaning  specified  in  Section  9.3 hereof.

     "COLLATERAL" shall mean the collateral security provided to the Agent for the benefit of the Banks pursuant to the Security Agreement.

     "COMMITMENT  PERCENTAGE"   shall   have   the  meaning  set  forth  in
Section 1.8 hereof.

     "COMPANY" shall have the meaning specified in the first paragraph of this Agreement.

     "COMPETITIVE BID" shall mean an offer by a Bank to make a Bid Loan pursuant to Section 2 hereof.

     "COMPETITIVE BID REQUEST" shall mean a request made by the Company pursuant to Section 2.2 hereof.

     "CONTROL" or "CONTROLLED BY" or "UNDER COMMON CONTROL" shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of voting securities, by contract or otherwise); provided that, in any event any Person which beneficially owns, directly or indirectly, 10% or more (in number of votes) of the securities having ordinary voting power for the election of directors of a corporation shall be conclusively presumed to control such corporation, and provided further that any Consolidated Subsidiary shall be conclusively presumed to be controlled by the Company.

     "CURRENT ASSETS" of any Person shall mean the aggregate amount of assets of such Person which in accordance with generally accepted accounting principles may be properly classified as current assets after deducting adequate reserves where proper.

     "CURRENT LIABILITIES" shall mean all items (including taxes accrued as estimated) which in accordance with generally accepted accounting principles may be properly classified as current liabilities, and including in any event all amounts outstanding from time to time under this Agreement.

     "CURRENT RATIO" shall mean the ratio of Current Assets to Current Liabilities of the Company and its Subsidiaries.

     "DEBT" of any Person shall mean as of any time the same is to be determined, the aggregate of:

          (a) all indebtedness, obligations and liabilities of such Person with respect to borrowed money (including by the issuance of debt securities);

          (b) all guaranties, endorsements and other contingent obligations of such Person with respect to indebtedness arising from money borrowed by others;

          (c) all reimbursement and other obligations with respect to letters of credit, bankers acceptances, customer advances and other extensions of credit whether or not representing obligations for borrowed money;

          (d) the aggregate of the principal components of all leases and other agreements for the use, acquisition or retention of real or personal property which are required to be capitalized under generally accepted accounting principles consistently applied;

          (e) all indebtedness, obligations and liabilities representing the deferred purchase price of property or services (excluding trade payables incurred in the ordinary course of business); and

          (f) all indebtedness secured by a lien on the Property of such Person, whether or not such Person has assumed or become liable for the payment of such indebtedness.

     "DOMESTIC RATE" means for any day the rate of interest announced by Harris from time to time as its prime commercial rate in effect on such day, with any change in the Domestic Rate resulting from a change in said prime commercial rate to be effective as of the date of the relevant change in said prime commercial rate (the "HARRIS PRIME RATE"), provided that if the rate per annum determined by adding 1/2 of 1% to the rate at which Harris would offer to sell federal funds in the interbank market on or about 10:00 a.m. (Chicago time) on any day (the "ADJUSTED FED FUNDS RATE") shall be higher than the Harris Prime Rate on such day, then the Domestic Rate for such day and for any succeeding day which is not a Business Day shall be such Adjusted Fed Funds Rate. The determination of the Adjusted Fed Funds Rate by Harris shall be final and conclusive except in the case of manifest error or willful misconduct.

     "DOMESTIC RATE LOAN" means a Revolving Credit Loan which bears interest as provided in Section 1.3(a) hereof.

     "EBITDA" shall mean, in any fiscal year of the Company, all earnings (other than extraordinary items) of the Company before interest and income tax obligations of the Company for said year and before depreciation and amortization charges of the Company for said year, all determined in accordance with generally accepted accounting principles, consistently applied.

     "ELIGIBLE INVENTORY" shall mean any Inventory of the Company in which the Agent has a first priority perfected security interest, which the Banks in their sole judgment deem to be acceptable for inclusion in the Borrowing Base and which complies with each of the following requirements:

          (a) it consists solely of feed grains, feed, ingredients, live broiler chickens, dressed broiler chickens, commercial eggs, prepared food products, breeder hens, breeder pullets, hatching eggs, commercial hens, commercial pullets, packaging materials, vaccines, general supplies and maintenance supplies;

          (b) it is in first class condition, not obsolete, and is readily usable or salable by the Company in the ordinary course of its business;

          (c) it substantially conforms to the advertised or represented specifications and other quality standards of the Company, and has not been determined by the Banks to be unacceptable due to age, type, category, quality and/or quantity;

          (d) all warranties as set forth in this Agreement and the Security Agreement are true and correct with respect thereto;

          (e) it has been identified to the Banks in the manner prescribed pursuant to the Security Agreement;

          (f) it is located at a location within the United States disclosed to and approved by the Banks and, if requested by the Agent, any Person (other than the Company) owning or controlling such location shall have waived all right, title and interest in and to such Inventory in a manner satisfactory to the Banks; and

          (g) it is not subject to any other lien, security interest or counterclaim.

     "ENVIRONMENTAL LAWS" shall have the meaning specified in Section 5.10 hereof.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

     "EURODOLLAR LOAN" shall mean a Revolving Credit Loan which bears interest as provided in Section 1.3(b) hereof.

     "EURODOLLAR RATE" shall mean for each Interest Period applicable to a Eurodollar Loan, (a) the LIBOR Index Rate for such Interest Period, if such rate is available, and (b) if the LIBOR Index Rate cannot be determined, the arithmetic average of the rate of interest per annum (rounded upwards, if necessary, to nearest 1/100 of 1%) at which deposits in U.S. dollars in immediately available funds are offered to the Agent at 11:00 a.m. (London, England time) two (2) Business Days before the beginning of such Interest Period by major banks in the interbank eurodollar market for a period equal to such Interest Period and in an amount equal or comparable to the principal amount of the Eurodollar Loan scheduled to be made by the Agent during such Interest Period.

     "EVENT OF DEFAULT" shall mean any event or condition identified as such in Section 8.1 hereof.

     "FED FUNDS RATE" shall have the meaning specified in Section 1.7(c) hereof.

     "FINANCIAL GUARANTEE L/C" shall mean an L/C issued hereunder that constitutes a financial guaranty letter of credit under the capital adequacy requirements applicable to any of the Banks.

     "FISCAL YEAR" shall mean the 52 or 53 week period ending on the Saturday closest to September 30 in each calendar year, regardless of whether such Saturday occurs in September or October of any calendar year.

     "FIXED CHARGE COVERAGE RATIO" shall mean the ratio of (a) the sum of EBITDA and all amounts payable under all non-cancellable operating leases (determined on a consolidated basis in accordance with generally accepted accounting principles, consistently applied) for the period in question, to
(b) the sum of (without  duplication) (i) Interest Expense for such period,
(ii) the sum of the scheduled current maturities (determined in accordance with generally accepted accounting principles consistently applied) of Funded Debt during the period in question, (iii) all amounts payable under non-cancellable operating leases (determined as aforesaid) during such period, and (iv) all amounts payable with respect to capitalized leases (determined on a consolidated basis in accordance with generally accepted accounting principles, consistently applied) for the period in question.

     "FIXED RATE" shall mean either of the Eurodollar Rate or the Adjusted CD Rate.

     "FIXED RATE LOAN" shall mean a Eurodollar Loan, a CD Rate Loan or a Bid Loan, and "FIXED RATE LOANS" shall mean any one or more of such types of Loans.

     "FUNDED DEBT," with respect to any Person shall mean all indebtedness for borrowed money of such Person and with respect to the Company all indebtedness for borrowed money of the Company, in each case maturing by its terms more than one year after, or which is renewable or extendible at the option of such Person for a period ending one year or more after, the date of determination, and shall include indebtedness for borrowed money of such maturity created, assumed or guaranteed by such Person either directly or indirectly, including obligations of such maturity secured by liens upon Property of such Person and upon which such entity customarily pays the interest, all current maturities of all such indebtedness of such maturity and all rental payments under capitalized leases of such maturity.

     "FUNDING CORP." shall mean Pilgrim's Pride Funding Corporation, a Delaware corporation.

     "GROWER PAYABLES" shall mean all amounts owed from time to time by the Company to any Person on account of the purchase price of agricultural products or services (including poultry and livestock) if the Agent reasonably determines that such Person is entitled to the benefits of any grower's lien, statutory trust or similar security arrangements to secure the payment of any amounts owed to such Person.

     "GUARANTOR" shall mean Pilgrim Interests, Ltd., a Texas limited partnership.

     "GUARANTY  FEES"  shall  have  the  meaning specified in Section  7.30 hereof.

     "HARRIS" shall have the meaning specified in the first paragraph of this Agreement.

     "HARRIS - RELATED PERSONS" shall mean Harris, together with its Affiliates, and the officers, directors, employees, agents and attorneys-in-fact of Harris and such Affiliates.

     "HIGHEST   LAWFUL   RATE"   shall   have   the  meaning  specified  in
Section 11.19 hereof.

     "INDENTURE" shall mean the Trust Indenture dated as of June 15, 1999 between the Issuer and the Trustee, relating to the Bonds, as amended.

     "INTANGIBLE ASSETS" shall mean license agreements, trademarks, trade names, patents, capitalized research and development, proprietary products (the results of past research and development treated as long term assets and excluded from Inventory) and goodwill (all determined on a consolidated basis in accordance with generally accepted accounting principles consistently applied).

     "INTEREST EXPENSE" for any period shall mean all interest charges during such period, including all amortization of debt discount and expense and imputed interest with respect to capitalized lease obligations, determined on a consolidated basis in accordance with generally accepted accounting principles, consistently applied.

     "INTEREST PERIOD" shall mean with respect to (a) the Eurodollar Loans, the period used for the computation of interest commencing on the date the relevant Eurodollar Loan is made, continued or effected by conversion and concluding on the date one, two, three or six months thereafter and, (b) to the CD Rate Loans, the period used for the computation of interest commencing on the date the relevant CD Rate Loan is made, continued or effected by conversion and concluding on the date 30, 60, 90 or 180 days thereafter, and (c) the Bid Loans, the period used for the computation of interest commencing on the date the relevant Bid Loan is made and ending on the date such Bid Loan is scheduled to mature, but in no event may such period have a duration of less than 30 days or more than 180 days; PROVIDED, HOWEVER, that no Interest Period for any Fixed Rate Loan may extend beyond the Termination Date. For purposes of determining an Interest Period applicable to a Eurodollar Loan, a month means a period starting on one day in a calendar month and ending on a numerically corresponding day in the next calendar month; PROVIDED, HOWEVER, that if there is no numerically corresponding day in the month in which an Interest Period is to end or if an Interest Period begins on the last day of a calendar month, then such Interest Period shall end on the last Banking Day of the calendar month in which such Interest Period is to end.

     "INVENTORY" shall mean all raw materials, work in process, finished goods, and goods held for sale or lease or furnished or to be furnished under contracts of service in which the Company or any Subsidiary now has or hereafter acquires any right.

        "ISSUER"   shall   mean  the  Camp  County  Industrial  Development
Corporation, a nonstock, nonprofit industrial development corporation existing under the laws of the State of Texas.

     "L/C" shall have the meaning set forth in Section 1.5 hereof.

     "L/C Agreement" shall have  the  meaning  set  forth  in  Section  1.5 hereof.

     "L/C FEE" has the meaning specified in Section 1.5 hereof.

     "L/C ISSUANCE FEE" has the meaning specified in Section 1.5 hereof.

     "LEVERAGE RATIO" shall mean the ratio for the Company and its Subsidiaries of (a) an amount equal to the sum of the aggregate outstanding principal amount of all Debt (other than (i) Debt consisting of reimbursement and other obligations with respect to undrawn letters of credit, and (ii) the outstanding principal amount of the Company's Senior Subordinated Notes, so long as the trustee for the Senior Subordinated
Notes shall hold cash in an amount sufficient to repay the Senior Subordinated Notes in full) minus the aggregate principal amount of all cash and Cash Equivalents reflected on the Company's balance sheet that is not restricted to secure the payment of off-balance sheet liabilities of the Company or any Subsidiary, to (b) the amount included in clause (a) above plus Net Worth.

     "LIBOR INDEX RATE" shall mean, for any Interest Period applicable to a Eurodollar Loan, the rate per annum (rounded upwards, if necessary, to the next higher one hundred-thousandth of a percentage point) for deposits in U.S. Dollars for a period equal to such Interest Period, which appears on the Telerate Page 3750 as of 11:00 a.m. (London, England time) on the day two Banking Days before the commencement of such Interest Period.

     "LOAN" shall mean a Revolving Credit Loan or a Bid Loan, and "Loans" shall mean any two or more Revolving Credit Loans and/or Bid Loans.

     "LOAN DOCUMENTS" shall mean this Agreement and any and all exhibits hereto, the Notes, the L/C Agreements, the Reimbursement Agreement and the Security Agreement.

     "NET  INCOME"  shall  mean  the  net income of  the  Company  and  its
Subsidiaries  determined  on  a  consolidated   basis  in  accordance  with
generally accepted accounting principles, consistently applied.

     "NET TANGIBLE ASSETS" shall mean the excess of the value of the Total Assets over the value of the Intangible Assets of the Company and its Subsidiaries.

     "NET WORKING CAPITAL" shall mean as to any Person in the excess for such Person of current assets over current liabilities, each as determined in accordance with generally accepted accounting principles in the jurisdiction of such Person (or residence, in the case of an individual).

     "NET WORTH" shall mean the Total Assets minus the Total Liabilities of the Company and its Subsidiaries, all determined on a consolidated basis in accordance with generally accepted accounting principles, consistently applied.

     "NOTES" shall mean the Revolving Notes, and "NOTE" means any of the Notes.

     "PAR   CAPITAL"   shall   mean   Pooled  Accounts  Receivable  Capital
Corporation.

     "PARTNERSHIP GUARANTY" shall mean the Guaranty Agreement from the Guarantor to the Banks, as the same may be supplemented and amended from time to time.

     "PBGC" shall mean the Pension Benefit Guaranty Corporation.

     "PERFORMANCE L/C" shall mean any L/C issued hereunder that does not constitute a Financial Guarantee L/C.

     "PERSON" shall mean and include any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, institution, entity, party or government (whether national, federal, state, county, city, municipal, or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

     "PILGRIM FAMILY" means Lonnie A. "Bo" Pilgrim, his spouse, his issue, his estate and any trust, partnership or other entity primarily for the benefit of his spouse and/or issue.

     "PLAN" shall mean any employee benefit plan covering any officers or employees of the Company or any Subsidiary, any benefits of which are, or are required to be, guaranteed by the PBGC.

     "POTENTIAL DEFAULT" shall mean any event or condition which, with the lapse of time, or giving of notice, or both, would constitute an Event of Default.

     "PPAHC" shall mean Pilgrim's Pride Affordable Housing Corp., a Nevada corporation.

     "PROPERTY" shall mean any interest in any kind of property or asset, whether real, personal or mixed or tangible or intangible.

     "RECEIVABLES" shall mean all accounts, contract rights, instruments, documents, chattel paper and general intangibles in which the Company now has or hereafter acquires any right.

     "RECEIVABLES SECURITIZATION PROGRAM" shall mean any receivables securitization program to which the Company is a party which provides for the sale by the Company, without recourse, of its Receivables for a cash consideration of not less than 70% of the unpaid value of such Receivables, and including in any event the receivables securitization program pursuant to which the Company will sell to Funding Corp. all or substantially all of the Company's receivables and Funding Corp. will in turn sell an undivided interest in all of such Receivables to PAR Capital.

     "REIMBURSEMENT AGREEMENT"  shall have the meaning specified in Section
1.10 hereof.

     "REIMBURSEMENT OBLIGATION" has the meaning specified in Section 1.6 hereof.

     "REQUIRED BANKS" shall mean any Bank or Banks which in the aggregate hold at least 66-2/3% of the aggregate unpaid principal balance of the Loans, Bond Reimbursement Obligations and Reimbursement Obligations or, if no Loans are outstanding hereunder, any Bank or Banks in the aggregate having at least 66-2/3% of the Revolving Credit Commitments.

     "RESERVE PERCENTAGE" means the daily arithmetic average maximum rate at which reserves (including, without limitation, any supplemental, marginal and emergency reserves) are imposed on member banks of the Federal Reserve System during the applicable Interest Period by the Board of Governors of the Federal Reserve System (or any successor) under Regulation D on "EUROCURRENCY LIABILITIES" (as such term is defined in Regulation D), subject to any amendments of such reserve requirement by such Board or its successor, taking into account any transitional adjustments thereto. For purposes of this definition, the Eurodollar Loans shall be deemed to be eurocurrency liabilities as defined in Regulation D without benefit or credit for any prorations, exemptions or offsets under Regulation D.

     "REVOLVING CREDIT" shall have the meaning specified in the first paragraph of this Agreement.

     "REVOLVING CREDIT COMMITMENT" and "REVOLVING CREDIT COMMITMENTS" shall have the meanings specified in Section 1.1(c) hereof.

     "REVOLVING CREDIT LOAN" and "REVOLVING CREDIT LOANS" shall have the meanings specified in Section 1.1(a) hereof.

     "REVOLVING   NOTE"  or  "REVOLVING  NOTES"  shall  have  the  meanings
specified in Section 1.1(d) hereof.

     "SECURITY AGREEMENT"  shall  mean  that certain Security Agreement Re:
Accounts Receivable, Farm Products and Inventory, dated as of May 27, 1993, from the Company to Harris, as Agent, as such agreement may be supplemented and amended from time to time.

     "SUBORDINATED DEBT" shall mean indebtedness for borrowed money of the Company which is subordinate in right of payment to the prior payment in full of the Company's indebtedness, obligations and liabilities to the Banks under the Loan Documents pursuant to written subordination provisions satisfactory in form and substance to the Banks.

     "SUBSIDIARY" shall mean collectively any corporation or other entity at least a majority of the outstanding voting equity interests (other than directors' qualifying shares) of which is at the time owned directly or indirectly by the Company or by one of more Subsidiaries or by the Company and one or more Subsidiaries. The term "CONSOLIDATED SUBSIDIARY" shall mean any Subsidiary whose accounts are consolidated with those of the Company in accordance with generally accepted accounting principles. The term "FOREIGN SUBSIDIARY" shall mean any Subsidiary substantially all of whose assets, operations and business are located outside of the United States and the term "MEXICAN SUBSIDIARY" shall mean a Foreign Subsidiary substantially all of whose assets, business and operations are located in the Republic of Mexico. The term "MATERIAL SUBSIDIARY" shall mean any Subsidiary whose assets total 5% or more of the Total Assets of the Company.

     "TANGIBLE NET WORTH" shall mean the Net Worth minus the amount of all Intangible Assets of the Company and its Subsidiaries, determined on a consolidated basis in accordance with generally accepted accounting principles, consistently applied.

     "TELERATE PAGE 3750" shall mean the display designated as "PAGE 3750" on the Telerate Service (or such other page as may replace Page 3750 on that service or such other service as may be nominated by the British Bankers' Association as the information vendor for the purpose of displaying British Bankers' Association Interest Settlement Rates for U.S. Dollar deposits).

      "TERMINATION DATE" shall have the meaning set forth in Section 1.1(a) hereof.

     "TOTAL ASSETS" shall mean at any date, the aggregate amount of assets of the Company and its Subsidiaries determined on a consolidated basis in accordance with generally accepted accounting principles consistently applied.

     "TOTAL LIABILITIES" shall mean at any date, the aggregate amount of all liabilities of the Company and its Subsidiaries determined on a consolidated basis in accordance with generally accepted accounting principles, consistently applied.

     "TRUSTEE" shall mean Harris Trust and Savings Bank, as Trustee under the Indenture, and any successor trustee thereunder.

     "VALUE OF ELIGIBLE INVENTORY"   shall  mean  as of any given date with
respect to Eligible Inventory:

          (a) With respect to Eligible Inventory consisting of feed grains, feed, ingredients, dressed broiler chickens and commercial eggs, an amount equal to the lower of (i) costs determined on a first-in-first-out inventory basis (determined in accordance with generally accepted accounting principles consistently applied), or
     (ii) wholesale market value;

          (b) With respect to Eligible Inventory consisting of live broiler chickens, a price per pound equal to 75% of (i) the price quoted on the Los Angeles Majority Market on the date of calculation minus (ii) $0.085, rounded up to the nearest 1/4 cent;

          (c) With respect to Eligible Inventory consisting of prepared food products, the standard cost value;

          (d) With respect to Eligible Inventory consisting of: breeder hens, $1.50 per head; breeder pullets, $1.00 per head; commercial hens, $0.70 per head; commercial pullets, $0.40 per head; and hatching eggs, $1.25 a dozen; or in each case such other values as may be agreed upon by the Company and the Required Banks; and

          (e) With respect to Eligible Inventory consisting of packaging materials, vaccines, general supplies and maintenance supplies, actual costs.

SECTION 4.2. ACCOUNTING TERMS. Any accounting term or the character or amount of any asset or liability or item of income or expense required to be determined under this Agreement, shall be determined or made in accordance with generally accepted accounting principles at the time in effect, to the extent applicable, except where such principles are inconsistent with the requirements of this Agreement.

SECTION 5.  Representations and Warranties.

     The Company represents and warrants to the Banks as follows:

SECTION 5.1. ORGANIZATION AND QUALIFICATION. The Company is a corporation duly organized and existing and in good standing under the laws of the State of Delaware, has full and adequate corporate power to carry on its business as now conducted, is duly licensed or qualified in all jurisdictions wherein the nature of its activities requires such licensing or qualification except where the failure to be so licensed or qualified would not have a material adverse effect on the condition, financial or otherwise, of the Company, has full right and authority to enter into this Agreement and the other Loan Documents, to make the borrowings herein provided for, to issue the Notes in evidence thereof, to encumber its assets as collateral security for such borrowings and to perform each and all of the matters and things herein and therein provided for; and this Agreement does not, nor does the performance or observance by the Company of any of the matters or things provided for in the Loan Documents, contravene any provision of law or any charter or by-law provision or any covenant, indenture or agreement of or affecting the Company or its Properties.

SECTION 5.2. SUBSIDIARIES. Each Subsidiary is duly organized and existing under the laws of the jurisdiction of its incorporation or organization, has full and adequate corporate or other organizational power to carry on its business as now conducted and is duly licensed or qualified in all jurisdictions wherein the nature of its business requires such licensing or qualification and the failure to be so licensed or qualified would have a material adverse effect upon the business, operations or financial condition of such Subsidiary and the Company taken as a whole. As of the date hereof, the only Subsidiaries of the Company are set forth on Exhibit H hereto.

SECTION 5.3. FINANCIAL REPORTS. The Company has heretofore delivered to the Banks a copy of the Audit Report as of September 26, 1998 of the Company and its Subsidiaries and unaudited financial statements (including a balance sheet, statement of income and retained earnings, statement of cash flows, footnotes and comparison to the comparable prior year period) of the Company as of, and for the period ending July 3, 1999. Such audited financial statements have been prepared in accordance with generally accepted accounting principles on a basis consistent, except as otherwise noted therein, with that of the previous fiscal year or period and fairly reflect in all material respects the consolidated financial position of the Company and its Subsidiaries as of the dates thereof, and the consolidated results of its operations for the periods covered thereby. The Company and its Subsidiaries have no material contingent liabilities other than as indicated on said financial statements and since said date of September 26, 1998 there has been no material adverse change in the condition, financial or otherwise, of the Company and its Subsidiaries, taken as a whole that has not been disclosed in writing to the Banks.

SECTION 5.4. LITIGATION; TAX RETURNS; APPROVALS. There is no litigation or governmental proceeding pending, nor to the knowledge of the Company threatened, against the Company or any Subsidiary which, if adversely determined, is likely to result in any material adverse change in the Properties, business and operations of the Company and its Subsidiaries, taken as a whole. All income tax returns for the Company required to be filed have been filed on a timely basis, all amounts required to be paid as shown by said returns have been paid except where the failure to make such filing or payment could not reasonably be expected to have a material adverse effect on the business, operations, Property or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole. There are no pending or, to the best of the Company's knowledge, threatened objections to or controversies in respect of the United States federal income tax returns of the Company for any fiscal year except such objection or controversies that could not reasonably be expected to have a material adverse effect on the business, operations, Property or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole or are being contested in good faith by appropriate proceedings and adequate reserves have been provided therefor in accordance with generally accepted accounting principles consistently applied. No authorization, consent, license, exemption or filing (other than the filing of financing statements) or registration with any court or governmental department, agency or instrumentality, is or will be necessary to the valid execution, delivery or performance by the Company of the Loan Documents.

SECTION 5.5. REGULATION U. Neither the Company nor any Subsidiary is engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System) and no part of the proceeds of any Loan made hereunder will be used to purchase or carry any margin stock or to extend credit to others for such a purpose.

SECTION 5.6. NO DEFAULT. As of the date of this Agreement, the Company is in full compliance with all of the terms and conditions of this Agreement, and no Potential Default or Event of Default is existing under this Agreement.

SECTION 5.7. ERISA. The Company and its Subsidiaries are in compliance in all material respects with ERISA to the extent applicable to them and have received no written notice to the contrary from the PBGC or any other governmental entity or agency.

SECTION 5.8. SECURITY INTERESTS AND DEBT. There are no security interests, liens or encumbrances on any of the Property of the Company or any Subsidiary except such as are permitted by Section 7.16 of this Agreement, and the Company and its Subsidiaries have no Debt except such as is permitted by Section 7.17 of this Agreement.

SECTION 5.9. ACCURATE INFORMATION. No information, exhibit or report furnished by the Company to the Banks in connection with the negotiation of the Loan Documents contained any misstatement of material fact or omitted to state a material fact or any fact necessary to make the statements contained therein not misleading in light of the circumstances in which made.

SECTION 5.10. ENVIRONMENTAL MATTERS. (a) Except as disclosed on EXHIBIT C, the Company has not received any written notice to the effect, or has any knowledge, that its or any Subsidiary's Property or operations are not in compliance with any of the requirements of applicable federal, state and local environmental, health and safety statutes and regulations ("ENVIRONMENTAL LAWS") or are the subject of any federal or state investigation evaluating whether any remedial action is needed to respond to a release of any toxic or hazardous waste or substance into the environment, which non-compliance or remedial action could reasonably be expected to have a material adverse effect on the business, operations, Property, assets or conditions (financial or otherwise) of the Company and its Subsidiaries, taken as a whole;

    (b) there have been no releases of hazardous materials at, on or under any Property now or previously owned or leased by the Company or any Subsidiary that, singly or in the aggregate, have, or may reasonably be expected to have, a material adverse effect on the financial condition, operations, assets, business or Properties of the Company and its Subsidiaries, taken as a whole;

    (c) there are no underground storage tanks, active or abandoned, including petroleum storage tanks, on or under any property now or previously owned or leased by the Company or any Subsidiary that, singly or in the aggregate, have, or may reasonably be expected to have, a material adverse effect on the financial condition, operations, assets, business or Properties of the Company and its Subsidiaries, taken as a whole;

    (d) neither the Company nor any Subsidiary has directly transported or directly arranged for the transportation of any hazardous material to any location which is listed or proposed for listing on the National Priorities List pursuant to CERCLA, on the CERCLIS or on any similar state list or which is the subject of federal, state or local enforcement actions or other investigations which could reasonably be expected to lead to material claims against the Company or any Subsidiary thereof for any remedial work, damage to natural resources or personal injury, including claims under CERCLA; and

    (e) no conditions exist at, on or under any Property now or previously owned or leased by the Company or any Subsidiary which, with the passage of time, or the giving of notice or both, would give rise to any material liability under any Environmental Law.

SECTION 5.11. ENFORCEABILITY. This Agreement and the other Loan Documents are legal, valid and binding agreements of the Company, enforceable against it in accordance with their terms, except as may be limited by (a) bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws or judicial decisions for the relief of debtors or the limitation of creditors' rights generally; and (b) any equitable principles relating to or limiting the rights of creditors generally.

SECTION 5.12. RESTRICTIVE AGREEMENTS. Neither the Company nor any Subsidiary is a party to any contract or agreement, or subject to any charge or other corporate restriction, which adversely affects its ability to execute, deliver and perform the Loan Documents to which it is a party and repay its indebtedness, obligations and liabilities under the Loan Documents or which materially and adversely affects or, insofar as the Company can reasonably foresee, could reasonably be expected to materially and adversely affect, the property, business, operations or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole, or would in any respect materially and adversely affect the Collateral, the repayment of the indebtedness, obligations and liabilities under the Loan Documents, or any Bank's or the Agent's rights under the Loan Documents.

SECTION 5.13. LABOR DISPUTES. Except as set forth on EXHIBIT J, (a) as of the date hereof, there is no collective bargaining agreement or other labor contract covering employees of the Company or any of its Subsidiaries;
(b) no such collective bargaining agreement or other labor contract is scheduled to expire during the term of this Agreement; (c) no union or other labor organization is seeking to organize, or to be recognized as, a collective bargaining unit of employees of the Company or any of its Subsidiaries; and (d) there is no pending or (to the best of the Company's knowledge) threatened strike, work stoppage, material unfair labor practice claim or other material labor dispute against or affecting the Company or any of its Subsidiaries or their respective employees.

SECTION 5.14. NO VIOLATION OF LAW. Neither the Company nor any Subsidiary is in violation of any law, statute, regulation, ordinance, judgment, order or decree applicable to it which violation could reasonably be expected to in any respect materially and adversely affect the Collateral, the repayment of the indebtedness, obligations and liabilities under the Loan Documents, any Bank's or the Agent's rights under the Loan Documents, or the Property, business, operations or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole.

SECTION 5.15. NO DEFAULT UNDER OTHER AGREEMENTS. Neither the Company nor any Subsidiary is in default with respect to any note, indenture, loan agreement, mortgage, lease, deed, or other agreement to which it is a party or by which it or its Property is bound, which default could reasonably be expected to materially and adversely affect the Collateral, the repayment of the indebtedness, obligations and liabilities under the Loan Documents, any Bank's or the Agent's rights under the Loan Documents or the Property, business, operations or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole.

SECTION 5.16. STATUS UNDER CERTAIN LAWS. Neither the Company nor any of its Subsidiaries is an "INVESTMENT COMPANY" or a person directly or indirectly controlled by or acting on behalf of an "INVESTMENT COMPANY" within the meaning of the Investment Company Act of 1940, as amended, or a "HOLDING COMPANY," or a "SUBSIDIARY COMPANY" of a "HOLDING COMPANY," or an "AFFILIATE" of a "HOLDING COMPANY" or a "SUBSIDIARY COMPANY" of a "HOLDING COMPANY," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

SECTION 5.17. FEDERAL FOOD SECURITY ACT. The Company has received no written notice given pursuant to Section 1324(e)(1) or (3) of the Federal Food Security Act and there has not been filed any financing statement or notice, purportedly in compliance with the provisions of the Federal Food Security Act, purporting to perfect a security interest in farm products purchased by the Company in favor of a secured creditor of the seller of such farm products. The Company has registered, pursuant to Section 1324(c)(2)(D) of the Federal Food Security Act, with the Secretary of State of each State in which are produced farm products purchased by the Company and which has established or hereafter establishes a central filing system, as a buyer of farm products produced in such State; and each such registration is in full force and effect.

Section 5.18. FAIR LABOR STANDARDS ACT. The Company and each Subsidiary has complied in all material respects with, and will continue to comply with, the provisions of the Fair Labor Standards Act of 1938, 29 U.S.C. section201, ET SEQ., as amended from time to time (the "FLSA"), including
specifically,  but without limitation,  29  U.S.C.  section215(a).   This
representation and warranty, and each reconfirmation hereof, shall constitute written assurance from the Company, given as of the date hereof and as of the date of each reconfirmation, that the Company and each Subsidiary has complied in all material respects with the requirements of the FLSA, in general, and Section 15(a)(1), 29 U.S.C. section 215(a)(1), thereof, in particular.

SECTION 5.19. ORGANIZATION AND QUALIFICATION OF THE GUARANTOR. The Guarantor is a limited partnership duly organized and existing and in good standing under the laws of the State of Texas, has full and adequate partnership power to carry on its business as now conducted, is duly licensed or qualified in all jurisdictions wherein the nature of its activities requires such licensing or qualification except where the failure to be so licensed or qualified would not have a material adverse effect on the condition, financial or otherwise, of the Guarantor, has full right and authority to enter into the Partnership Guaranty, to guaranty the payment when due of the Company's indebtedness, obligations and liabilities to the Banks under the Loan Documents pursuant to the Partnership Guaranty and to perform each and all of the matters and things therein provided for; and the Partnership Guaranty does not, nor does the performance or observance by the Guarantor of any of the matters or things provided for in the Partnership Guaranty, contravene any provision of law or any provision of the Guarantor's certificate of limited partnership or its limited partnership agreement or any covenant, indenture or agreement of or affecting the Guarantor or its Properties.

SECTION 6.  CONDITIONS PRECEDENT.

     The obligation of the Banks to make any Loan pursuant hereto or to issue any L/C shall be subject to the following conditions precedent:

SECTION 6.1.  GENERAL.   The  Agent  shall  have  received  the  notice  of
borrowings and requests for L/Cs and the Notes hereinabove provided for.

SECTION 6.2.  EACH EXTENSION OF  CREDIT.   As  of the time of the making of
each Loan and the issuance of each L/C hereunder (including the initial Loan or L/C, as the case may be):

          (a)  each  of  the  representations  and  warranties set forth in
     Section 5 hereof shall be and remain true and correct as of said time as if made at said time, except that (i) the representations and warranties made under Section 5.3 shall be deemed to refer to the most recent financial statements furnished to the Banks pursuant to Section
     7.4 hereof and (ii) with respect to the Company's Foreign Subsidiaries the representations and warranties made under Section 5.13(d) shall be deemed to refer only to material strikes, work stoppages, unfair labor practice claims or other material labor disputes;

          (b) the Company shall be in full compliance with all of the terms and conditions hereof, and no Potential Default or Event of Default shall have occurred and be continuing;

          (c) after giving effect to the requested extension of credit and to each Loan that has been made and L/C issued hereunder, the aggregate principal amount of all Loans, the amount available for drawing under all L/Cs and the aggregate principal amount of all Reimbursement Obligations then outstanding shall not exceed the lesser of (i) the sum of the Banks' Revolving Credit Commitments then in effect and (ii) the Borrowing Base as determined on the basis of the most recent Borrowing Base Certificate, except as otherwise agreed by the Company and all of the Banks; and

          (d) no change shall have occurred in the condition or operation of the Company or any Subsidiary since the date of the financial statements (quarterly or annual, as applicable) most recently provided by the Company to the Banks pursuant to Sections 7.4(a) or (b), as applicable, which, when considered in the aggregate, could reasonably be expected to have a material adverse effect on the business, operations, Property or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole;

and the request by the Company for any Loan or L/C pursuant hereto shall be and constitute a warranty to the foregoing effects.

SECTION 7.  COVENANTS.

     It is understood and agreed that so long as credit is in use or available under this Agreement or any amount remains unpaid on any Note, Reimbursement Obligation, L/C, Bond Reimbursement Obligation or Bond L/C, except to the extent compliance in any case or cases is waived in writing by the Required Banks:

SECTION 7.1. MAINTENANCE. The Company will, and will cause each Subsidiary to, maintain, preserve and keep its plant, Properties and equipment in good repair, working order and condition and will from time to time make all needful and proper repairs, renewals, replacements, additions and betterments thereto so that at all times the efficiency thereof shall be preserved and maintained in all material respects, normal wear and tear excepted.

SECTION 7.2. TAXES. The Company will, and will cause each Subsidiary to, duly pay and discharge all taxes, rates, assessments, fees and governmental charges upon or against the Company or its Subsidiaries or against their respective Properties in each case before the same become delinquent and before penalties accrue thereon unless and to the extent that the same are being contested in good faith and by appropriate proceedings diligently conducted and for which adequate reserves in form and amount reasonably satisfactory to the Required Banks have been established or where the failure to make such payment could not reasonably be expected to have a material adverse effect on the business, operations, Property or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole, provided that the Company shall pay or cause to be paid all such taxes, rates, assessments, fees and governmental charges forthwith upon the commencement of proceedings to foreclose any lien which is attached as security therefor, unless such foreclosure is stayed by the filing of an appropriate bond in a manner satisfactory to the Required Banks.

SECTION 7.3. MAINTENANCE OF INSURANCE. The Company will, and will cause each Subsidiary to, maintain insurance coverage by good and responsible insurance underwriters in such forms and amounts and against such risks and hazards as are customary for companies engaged in similar businesses and owning and operating similar Properties, provided that the Company and its Subsidiaries may self-insure for workmen's compensation, group health risks and their live chicken inventory in accordance with applicable industry standards. In any event, the Company will insure any of its Property which is insurable against loss or damage by fire, theft, burglary, pilferage and loss in transit, all in amounts and under policies containing loss payable clauses to the Agent as its interest may appear (and, if the Required Banks request, naming the Agent as additional insured therein) and providing for advance notice to the Agent of cancellation thereof, issued by sound and reputable insurers accorded a rating of A-XII or better by A.M. Best Company, Inc. or A or better by Standard & Poor's Corporation or Moody's Investors Service, Inc. and all premiums thereon shall be paid by the Company and certificates summarizing the same delivered to the Agent.

SECTION 7.4. FINANCIAL REPORTS. The Company will, and will cause each Subsidiary to, maintain a standard and modern system of accounting in accordance with sound accounting practice and will furnish to the Banks and their duly authorized representatives such information respecting the business and financial condition of the Company and its Subsidiaries as may be reasonably requested and, without any request, will furnish to the
Banks:

          (a) as soon as available, and in any event within 45 days after the close of each quarterly fiscal period of the Company a copy of the consolidated balance sheet, statement of income and retained earnings, statement of cash flows, and the results of operations of the Company and its Subsidiaries, for such period of the Company and its Subsidiaries, and unaudited consolidating balance sheets, statement of income and retained earnings and the results of operations for the Company and its Material Subsidiaries, in each case, together with all such information for the year to date, all in reasonable detail, prepared by the Company and certified on behalf of the Company by the Company's chief financial officer;

          (b) as soon as available, and in any event within 90 days after the close of each fiscal year, a copy of the audit report for such year and accompanying financial statements, including a consolidated balance sheet, a statement of income and retained earnings, and a statement of cash flows, together with all footnotes thereto, for the Company and its Subsidiaries, and unaudited consolidating balance sheets, statement of income and retained earnings and statements of cash flows for the Company and its Material Subsidiaries, in each case, showing in comparative form the figures for the previous fiscal year of the Company, all in reasonable detail, accompanied by an unqualified opinion of Ernst & Young or other independent public accountants of nationally recognized standing selected by the Company and reasonably satisfactory to the Required Banks, such opinion to indicate that such statements are prepared in accordance with generally accepted accounting principles;

          (c) each of the financial statements furnished to the Banks pursuant to paragraph (a) and (b) above shall be accompanied by a Compliance Certificate in the form of Exhibit F hereto signed on behalf of the Company by its chief financial officer;

          (d) within 30 days after the end of each month, a Borrowing Base Certificate in the form of Exhibit G hereto, setting forth a computation of the Borrowing Base as of that month's end date, certified as correct on behalf of the Company by the Company's chief financial officer and certifying that as of the last day of the preceding monthly period the signer thereof has re-examined the terms and provisions of this Agreement and the Security Agreement and that to the best of his knowledge and belief, no Potential Default or Event of Default has occurred or, if any such Potential Default or Event of Default has occurred, setting forth the description of such Potential Default or Event of Default and specifying the action, if any, taken by the Company to remedy the same;

          (e) promptly upon their becoming available, copies of all registration statements and regular periodic reports, if any, which the Company shall have filed with the Securities and Exchange Commission or any governmental agency substituted therefor, or any national securities exchange, including copies of the Company's form 10-K annual report, including financial statements audited by Ernst & Young or other independent public accountants of nationally recognized standing selected by the Company and reasonably satisfactory to the Bank, its form 10-Q quarterly report to the Securities and Exchange Commission and any Form 8-K filed by the Company with the Securities and Exchange Commission; and

          (f) promptly upon the mailing thereof to the shareholders of the Company generally, copies of all financial statements, reports and proxy statements so mailed.

SECTION 7.5. INSPECTION AND REVIEWS. The Company shall, and shall cause each Subsidiary to, permit the Agent and the Banks, by their representatives and agents, to inspect any of the properties, corporate books and financial records of the Company and its Subsidiaries, to review and make copies of the books of accounts and other financial records of the Company and its domestic Subsidiaries, and to discuss the affairs, finances and accounts of the Company and its Subsidiaries with, and to be advised as to the same by, its officers at such reasonable times and intervals as the Agent or the Banks may designate. In addition to any other compensation or reimbursement to which the Agent and the Banks may be entitled under the Loan Documents, after the occurrence of an Event of Default and during the continuation thereof the Company shall pay to the Agent from time to time upon demand the amount necessary to compensate it for all fees, charges and expenses incurred by the Agent or its designee in connection with the audits of Collateral, or inspections or review of the books, records and accounts of the Company or any domestic Subsidiary conducted by the Agent or its designee or any of the Banks.

SECTION 7.6. CONSOLIDATION AND MERGER. The Company will not, and will not permit any Subsidiary to, consolidate with or merge into any Person, or permit any other Person to merge into it, or acquire (in a transaction analogous in purpose or effect to a consolidation or merger) all or substantially all the Property of the other Person, or acquire substantially as an entirety the business of any other Person, without the prior written consent of the Required Banks; PROVIDED, HOWEVER, that (a) if no Potential Default or Event of Default shall have occurred and be continuing or shall result therefrom (including compliance on a pro forma basis with Sections 7.8, 7.9, 7.10, 7.11, 7.12 and 7.13) the Company may acquire all or substantially all the Property of the other Person, or acquire substantially as an entirety the business of any other Person if the aggregate fair market value of all consideration paid or payable by the Company in all such acquisitions made in any Fiscal Year does not exceed $50,000,000 and (b) a Subsidiary or the Company may acquire, merge with or into or consolidate with another Subsidiary so long as, in the case of an acquisition, a merger or a consolidation involving the Company, the Company is the surviving or resulting entity.

SECTION 7.7. TRANSACTIONS WITH AFFILIATES. The Company will not, and will not permit any Subsidiary to, enter into any transaction, including without limitation, the purchase, sale, lease or exchange of any Property, or the rendering of any service, with any Affiliate of the Company or such Subsidiary except (a) in the ordinary course of and pursuant to the reasonable requirements of the Company's or such Subsidiary's business and upon fair and reasonable terms not materially less favorable to the Company than would be obtained in a comparable arm's-length transaction with a Person not an Affiliate of the Company or such Subsidiary; PROVIDED, that in the case of any such transaction involving the Company or a Subsidiary, on the one hand, and another Subsidiary, on the other hand, such transaction is in the ordinary course and pursuant to the reasonable requirements of the Company's or such Subsidiary's business, (b) on-going transactions with Affiliates of the type disclosed in the Company's proxy statement for its Fiscal Year ended September 26, 1998; (c) the sale of all or substantially all of the Company's Receivables pursuant to a Receivables Securitization Program; and (d) the guaranties and environmental indemnities described in Section 7.17(o) hereof.

SECTION 7.8.  LEVERAGE RATIO.    The  Company  will not permit its Leverage
Ratio at any time to exceed 0.625 to 1.

SECTION 7.9. TANGIBLE NET WORTH. The Company shall maintain its Tangible Net Worth at all times during the periods specified below in an amount not less than the minimum required amount for each period set forth below:

          (a) from the date hereof through the next to last day in Fiscal Year 1999, $181,091,000; and

          (b) from the last day of Fiscal Year 1999 and at all times during each Fiscal Year thereafter, an amount in any Fiscal Year equal to the minimum amount required to be maintained during the preceding Fiscal Year plus an amount equal to 75% of the Company's Net Income (but not less than zero) during such Fiscal Year, if the Company's Leverage Ratio for such Fiscal Year is equal to or greater than 0.5 to 1, or 50% of the Company's Net Income (but not less than zero) if the Company's Leverage Ratio for such Fiscal Year is less than 0.5 to 1.

SECTION 7.10. CURRENT RATIO. The Company will maintain at all times and measured as of the last day of each quarterly fiscal accounting period a Current Ratio of not less than 1.35 to 1.

SECTION 7.11. NET TANGIBLE ASSETS TO TOTAL LIABILITIES. The Company will not permit the ratio of its Net Tangible Assets to its Total Liabilities at any time but measured as of the last day of each quarterly fiscal accounting period to be less than 1.3 to 1.

SECTION 7.12. FIXED CHARGE COVERAGE RATIO. The Company will not permit, as of the last day of each fiscal quarter of the Company, its Fixed Charge Coverage Ratio in the eight consecutive fiscal quarters of the Company then ended to be less than 1.5 to 1 on the last day of each fiscal quarter of the Company.

SECTION 7.13. MINIMUM NET WORKING CAPITAL. The Company will maintain Net Working Capital at all times during each period specified below (measured as of the last day of each monthly fiscal accounting period) in an amount not less than the amount specified below for each period:

               (a) during Fiscal Year 1999, $50,000,000;

               (b) during Fiscal Year 2000, $55,000,000; and

               (c) during each Fiscal Year thereafter, $60,000,000.

SECTION 7.14. INTENTIONALLY OMITTED.

SECTION 7.15. DIVIDENDS AND CERTAIN OTHER RESTRICTED PAYMENTS. The Company will not (a) declare or pay any dividends or make any distribution on any class of its capital stock (other than dividends payable solely in its capital stock) or (b) directly or indirectly purchase, redeem or otherwise acquire or retire any of its capital stock (except out of the proceeds of, or in exchange for, a substantially concurrent issue and sale of capital stock) or (c) make any other distributions with respect to its capital stock; PROVIDED, HOWEVER, that if no Potential Default or Event of Default shall exist before and after giving effect thereto, the Company may (i) pay dividends in an aggregate amount not to exceed $3,400,000 in any Fiscal Year, (ii) pay dividends permitted under Section 7.15(i) during the immediately preceding Fiscal Year that were declared but not paid in the immediately preceding Fiscal Year, and (iii) repurchase the Company's capital stock in an aggregate amount not to exceed $25,000,000.

SECTION 7.16. LIENS. The Company will not, and will not permit any Subsidiary to, pledge, mortgage or otherwise encumber or subject to or permit to exist upon or be subjected to any lien, charge or security interest of any kind (including any conditional sale or other title retention agreement and any lease in the nature thereof), on any of its Properties of any kind or character other than:

          (a) liens, pledges or deposits for workmen's compensation, unemployment insurance, old age benefits or social security obligations, taxes, assessments, statutory obligations or other similar charges, good faith deposits made in connection with tenders, contracts or leases to which the Company or a Subsidiary is a party or other deposits required to be made in the ordinary course of business, provided in each case the obligation secured is not overdue or, if overdue, is being contested in good faith by appropriate proceedings and adequate reserves have been provided therefor in accordance with generally accepted accounting principles and that the obligation is not for borrowed money, customer advances, trade payables or obligations to agricultural producers;

          (b) the pledge of Property for the purpose of securing an appeal or stay or discharge in the course of any legal proceedings, provided that the aggregate amount of liabilities of the Company and its Subsidiaries so secured by a pledge of Property permitted under this subsection (b) including interest and penalties thereon, if any, shall not be in excess of $5,000,000 at any one time outstanding;

          (c) liens, pledges, mortgages, security interests, or other charges granted to the Agent to secure the Notes, L/Cs, or the Reimbursement Obligations;

          (d) liens, pledges, security interests or other charges now or hereafter created under the Security Agreement;

          (e) security interests or other interests of a lessor in equipment leased by the Company or any Subsidiary as lessee under any financing lease, to the extent such security interest or other interest secures rental payments payable by the Company thereunder;

          (f) liens of carriers, warehousemen, mechanics and materialmen and other like liens, in each case arising in the ordinary course of the Company's or any Subsidiary's business to the extent they secure obligations that are not past due or, if past due, which do not exceed an aggregate at any one time of $5,000,000 or are being contested in good faith by appropriate proceedings and adequate reserves have been provided therefor in accordance with generally accepted accounting principals;

          (g) such minor defects, irregularities, encumbrances, easements, rights of way, and clouds on title as normally exist with respect to similar properties which do not materially impair the Property affected thereby for the purpose for which it was acquired;

          (h) liens, pledges, mortgages, security interests or other charges granted by any of the Company's Foreign Subsidiaries in such Foreign Subsidiary's Inventory, fixed assets and accounts receivable, in each case securing only indebtedness in an aggregate principal amount of up to 75% of the Net Working Capital of such Foreign Subsidiaries incurred by such Subsidiaries for working capital purposes;

          (i) statutory landlord's liens under leases;

          (j) existing liens described on Exhibit D hereto;

          (k) liens on the cash surrender value of the life insurance policy maintained by the Company on the life of Mr. Lonnie A. Pilgrim, to the extent such liens secure loans in an aggregate principal amount not to exceed $900,000;

          (l) liens, security interests, pledges, mortgages or other charges in any Property other than the Collateral securing obligations in an aggregate amount not exceeding $1,000,000 at any time;

          (m) liens, mortgages and security interests in the Company's real estate, buildings, machinery and equipment securing indebtedness permitted only by Section 7.17(j) of this Agreement;

          (n) the interest of any purchaser of the Company's Receivables purchased by it pursuant to a Receivables Securitization Program in such Receivables;

          (o) liens and security interests granted by PPAHC on its real estate and all buildings and improvements thereon and all rents, issues and profits thereof securing indebtedness permitted by Sections 7.17(n) and (o) hereof;

          (p) (i) liens, pledges, mortgages, security interests, or other charges granted to the Agent to secure the Bond L/C or the Bond Reimbursement Obligations, and (ii) liens, pledges, mortgages, security interests or other charges in Property other than the Collateral granted to the issuer of an Alternate Credit Facility to secure the Company's obligations to such issuer with respect to the Alternate Credit Facility;

          (q) liens, pledges, mortgages and security interests on assets (other than the Collateral) of the Company and its Subsidiaries to secure indebtedness permitted by Section 7.17(u) hereof; and

          (r) liens of Agricultural Production Credit Association on equity interests in Agricultural Production Credit Association.

SECTION 7.17. BORROWINGS AND GUARANTIES. The Company will not, and will not permit any Subsidiary to, issue, incur, assume, create or have outstanding any indebtedness for borrowed money (including as such all indebtedness representing the deferred purchase price of Property) or customer advances, nor be or remain liable, whether as endorser, surety, guarantor or otherwise, for or in respect of any liability or indebtedness of any other Person, other than:

          (a) indebtedness of the Company arising under or pursuant to this Agreement or the other Loan Documents;

          (b) the liability of the Company arising out of the endorsement for deposit or collection of commercial paper received in the ordinary course of business;

          (c) trade payables of the Company arising in the ordinary course of the Company's business;

          (d) indebtedness disclosed on the audited financial statements referred to in Section 5.3 hereof;

          (e) Subordinated Debt in an aggregate principal amount not to exceed $100,000,000 maturing no earlier than August 1, 2003;

          (f) indebtedness in an aggregate principal amount of up to 75% of each Foreign Subsidiary's working capital incurred by the Company's Foreign Subsidiaries for working capital purposes;

          (g) Debt arising from sale/leaseback  transactions  permitted  by
     Section 7.32 hereof and under Capitalized Lease Obligations;

          (h) indebtedness of any Foreign Subsidiary to any other Foreign Subsidiary;

          (i) loans in an aggregate principal amount of up to $900,000 against the cash surrender value of the life insurance policy maintained on the life of Mr. Lonnie A. Pilgrim;

      (j) Funded Debt incurred to finance capital expenditures;

               (k) in addition to the indebtedness permitted by Section  7.17(f)
     hereof,   unsecured   indebtedness  of  the  Company  or  its  Foreign
     Subsidiaries  in  an  aggregate   principal   amount   not  to  exceed
     $20,000,000 outstanding at any time incurred to finance the Company's or its Foreign Subsidiaries working capital needs;

          (l) indebtedness in an aggregate principal amount not to exceed $85,000,000, which includes $15,000,000 currently unfunded at principal and interest payments yet to be determined, owed to John Hancock Mutual Life Insurance Company and Signature 1A (Cayman), Ltd.; notes payable with interest rates at 7.21%, 9.39%, 9.45%, 7.11% and 7.07%, payable in monthly installments of $455,305, $61,839, $23,860,
     $134,750 and $135,412, respectively, plus balloon payments at maturity on February 28, 2006 and any indebtedness incurred to refinance such indebtedness; PROVIDED such refinancing does not exceed the greater of the original principal amount of the indebtedness being refinanced and 75% of the appraised value (as shown in an appraisal performed by an appraiser satisfactory to the Agent; PROVIDED that the Agent shall be deemed to have approved any appraiser that has prepared an appraisal on or before the date hereof for any assets pledged on or before the date hereof to John Hancock Mutual Life Insurance Company and Signature 1A (Cayman), Ltd., pursuant to the terms of that certain Amended and Restated Note Purchase Agreement among the Company, John Hancock Mutual Life Insurance Company and Signature 1A (Cayman), Ltd., so long as such appraiser prepares the appraisal or update to such appraisal for the same assets referenced above on or before October 31, 2001) of the collateral securing such indebtedness;

          (m) indebtedness of the Company and its Subsidiaries pursuant to Receivables Securitization Programs;

          (n) indebtedness of PPAHC to Harris in an aggregate principal amount not to exceed $1,820,000 incurred to finance the construction by PPAHC of an apartment building in Camp County, Texas, and any indebtedness incurred to refinance such indebtedness;

          (o) indebtedness of the Company under its guaranty of payment to Harris, and any refinancing lender or lenders, of PPAHC's indebtedness described in subsection (n) above and its environmental indemnity given to Harris, and any refinancing lender or lenders, in connection with PPAHC's indebtedness described in subsection (n) above;

          (p) indebtedness of the Company relating to the Bonds, the Bond L/C and any Alternate Credit Facility;

          (q) unsecured indebtedness of the Company evidenced by its senior notes due no earlier than August 1, 2009 in an original aggregate principal amount not to exceed $150,000,000 (the "ORIGINAL SENIOR NOTES"), PROVIDED that concurrently with the issuance of the Original Senior Notes the Company shall deposit, or cause to be deposited, with the trustee for the Company's 10-7/8% Senior Subordinated Notes Due 2003 (the "SENIOR SUBORDINATED NOTES") proceeds of the Original Senior Notes in an amount sufficient to repay the Senior Subordinated Notes in full;

          (r) additional unsecured indebtedness of the Company in an original aggregate principal amount not to exceed $75,000,000 evidenced by additional senior notes of the Company having identical terms as the Original Senior Notes, PROVIDED that after giving effect to the incurrence of such indebtedness the Company shall be in compliance on a PRO FORMA basis with the financial requirements of Sections 7.8, 7.9, 7.10, 7.11, 7.12 and 7.13 of this Agreement;

          (s) unsecured indebtedness of any Subsidiary to any other Subsidiary and unsecured indebtedness of the Company to any Subsidiary, PROVIDED that any such indebtedness of the Company is expressly subordinated to the prior payment in full in cash of all of the Company's indebtedness, obligations and liabilities to the Agent and the Banks under this Agreement and the other Loan Documents;

          (t) guarantee by any Subsidiary of the indebtedness of the Company permitted under subsections (q) and (r) of this Section 7.17; PROVIDED that such Subsidiary guarantees all of the Company's indebtedness, obligations and liabilities to the Agent and the Banks under this Agreement and the other Loan Documents; and

          (u) senior secured indebtedness of the Company under credit facilities agented by CoBank, ACB or other lenders in an aggregate principal amount not to exceed the greater of (i) $200,000,000, or
     (ii) 75% of the appraised value (as shown in an appraisal performed by an appraiser satisfactory to the Agent; PROVIDED that the Agent shall be deemed to have approved any appraiser that has prepared an appraisal on or before the date hereof for any assets pledged to CoBank, ACB, as agent, on or before December 31, 1999 pursuant to the terms of that certain Credit Agreement among the Company, CoBank, ACB, and certain lenders a party thereto, so long as such appraiser prepares the appraisal or update to such appraisal for the same assets referenced above on or before October 31, 2001) of the assets of the Company and its Subsidiaries incurred to finance the expansion of the Company's production and processing facilities, fixture acquisitions, repayment of existing indebtedness and for general corporate purposes.

SECTION 7.18. INVESTMENTS, LOANS AND ADVANCES. The Company will not, and will not permit any Subsidiary to, make or retain any investment (whether through the purchase of stock, obligations or otherwise) in or make any loan or advance to, any other Person, other than:

          (a) investments in certificates of deposit having a maturity of one year or less issued by any United States commercial bank having capital and surplus of not less than $50,000,000;

          (b) investments in an aggregate amount of up to $8,000,000 in deposits maintained with the Pilgrim Bank of Pittsburg;

          (c) investments in commercial paper rated P1 by Moody's Investors Service, Inc. or A1 by Standard & Poor's Ratings Group maturing within 180 days of the date of issuance thereof;

          (d) marketable obligations of the United States;

          (e) marketable obligations guaranteed by or insured by the United States, or those for which the full faith and credit of the United States is pledged for the repayment of principal and interest thereof; provided that such obligations have a final maturity of no more than one year from the date acquired by the Company;

          (f) repurchase, reverse repurchase agreements and security lending agreements collateralized by securities of the type described in subsection (c) and having a term of no more than 90 days, PROVIDED, HOWEVER, that the Company shall hold (individually or through an agent) all securities relating thereto during the entire term of such arrangement;

          (g) loans, investments (excluding retained earnings) and advances by the Company to its Subsidiaries located in Mexico in an aggregate outstanding amount not to exceed $145,000,000 at any time, PROVIDED, HOWEVER, that the Company may make loans, investments (excluding retained earnings) and advances to its Subsidiaries located in Mexico in an aggregate amount equal to the aggregate amount of any capital withdrawn from its Mexican Subsidiaries after the date hereof but not to exceed an aggregate amount of $25,000,000 in any Fiscal Year of the Company, PROVIDED FURTHER that any such investments (excluding retained earnings), loans and advances shall not cause the aggregate outstanding amount of all such loans, investments (excluding retained earnings) and advances to exceed $145,000,000 at any time;

          (h) loans and advances to employees and contract growers (other than executive officers and directors of the Company) for reasonable expenses incurred in the ordinary course of business;

          (i) loans and advances from any Subsidiary to any another Subsidiary or to the Company;

          (j) investments in an aggregate amount not to exceed $1,000,000 in Southern Hens, Inc.;

          (k) investments in and loans and advances to each of PPC Delaware Business Trust, Pilgrim's Pride International, Inc. and PPC Marketing, Ltd. in an aggregate amount not to exceed $1,000,000 for each such entity;

          (l) an initial capital contribution to Funding Corp. in an amount of up to $1,000 and investments, if any, arising from the sale of Receivables at a discount pursuant to Receivables Securitization Programs;

          (m) loans and advances to officers and employees of the Company and its Subsidiaries made in connection with such officer's and employee's for housing related expenses or loans associated with the procurement or sale of personal residences or necessary for the moving of key personnel, in an aggregate outstanding amount not to exceed $3,000,000 at any time;

          (n)  investments  in Subsidiaries  to  the  extent  permitted  by
     Section 7.29 hereof;

          (o) investments permitted by Section 7.6;

          (p) investments made prior to the date hereof in Persons, which are not Subsidiaries, identified on Exhibit K hereto;

          (q) investments existing on the date of this Agreement in Subsidiaries listed on Exhibit H; and

          (r) investments not covered by subsections (a) through (q) above, in an amount not to exceed at any time an aggregate of $25,000,000.

SECTION 7.19. SALE OF PROPERTY. The Company will not, and will not permit any Subsidiary to, sell, lease, assign, transfer or otherwise dispose of (whether in one transaction or in a series of transactions) all or a material part of its Property to any other Person in any Fiscal Year of the Company; PROVIDED, HOWEVER, that this Section shall not prohibit:

          (a) sales of Inventory by the Company in the ordinary course of business;

          (b) sales or leases by the Company of its surplus, obsolete or worn-out machinery and equipment;

          (c) the sale by the Company of all or substantially all of its Receivables pursuant to Receivables Securitization Programs; and

          (d) transfers of assets from any Subsidiary to any other Subsidiary or to the Company.

For purposes of this Section 7.19, "MATERIAL PART" shall mean 5% or more of the lesser of the book or fair market value of the Property of the Company.

SECTION 7.20. NOTICE OF SUIT, ADVERSE CHANGE IN BUSINESS OR DEFAULT. The Company shall, as soon as possible, and in any event within fifteen (15) days after the Company learns of the following, give written notice to the Banks of (a) any proceeding(s) that, if determined adversely to the Company or any Subsidiary could reasonably be expected to have a material adverse effect on the Properties, business or operations of the Company and its Subsidiaries, taken as a whole, being instituted or threatened to be instituted by or against the Company or such Subsidiary in any federal, state, local or foreign court or before any commission or other regulatory body (federal, state, local or foreign); (b) any material adverse change in the business, Property or condition, financial or otherwise, of the Company and its Subsidiaries, taken as a whole; and (c) the occurrence of a Potential Default or Event of Default.

SECTION 7.21. ERISA. The Company will, and will cause each Subsidiary to, promptly pay and discharge all obligations and liabilities arising under ERISA of a character which if unpaid or unperformed might result in the imposition of a lien against any of its Property and will promptly notify the Agent of (a) the occurrence of any reportable event (as defined in ERISA) which could reasonably be expected to result in the termination by the PBGC of any Plan covering any officers or employees of the Company or any Subsidiary any benefits of which are, or are required to be, guaranteed by PBGC, (b) receipt of any notice from PBGC of its intention to seek termination of any Plan or appointment of a trustee therefor, and (c) its intention to terminate or withdraw from any Plan. The Company will not, and will not permit any Subsidiary to, terminate any Plan or withdraw therefrom unless it shall be in compliance with all of the terms and conditions of this Agreement after giving effect to any liability to PBGC resulting from such termination or withdrawal.

SECTION 7.22. USE OF LOAN PROCEEDS.  The Company will use the  proceeds  of
all   Loans  and L/Cs made or issued hereunder solely to refinance existing
Debt and for general corporate purposes.

SECTION 7.23. CONDUCT OF BUSINESS AND MAINTENANCE OF EXISTENCE. The Company will, and will cause each Subsidiary to, continue to engage in business of the same general type as now conducted by it and, in the case of PPAHC, to engage in no business other than the construction, acquisition and renting, as landlord, an apartment building in Camp County, Texas, and the Company will, and will cause each Subsidiary to, preserve, renew and keep in full force and effect the Company's corporate existence and the Company's and each Subsidiary's rights, privileges and franchises necessary or desirable in the normal conduct of business; except where the failure to preserve, renew and keep in full force and effect such rights, privileges and licenses could not reasonably be expected to have a material adverse effect on the business, operations, Property or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole.

SECTION 7.24. ADDITIONAL  INFORMATION.   Upon  request  of  the  Agent, the
Company shall provide any reasonable additional information pertaining to any of the Collateral.

SECTION 7.25. SUPPLEMENTAL PERFORMANCE. The Company will at its own expense, register, file, record and execute all such further agreements and documents, including without limitation financing statements, and perform such acts as are necessary and appropriate, or as the Agent or any Bank may reasonably request, to effect the purposes of the Loan Documents.

SECTION 7.26. Intentionally Omitted.

SECTION 7.27. COMPLIANCE WITH LAWS, ETC. The Company will, and will cause each of its Subsidiaries to, comply in all material respects with all applicable laws, rules, regulations and orders, such compliance to include (without limitation) (a) in the case of the Company, the maintenance and preservation of its corporate existence, (b) qualification as a foreign corporation wherein the nature of its activities requires such qualification except where the failure to be so qualified would not have a material adverse effect on the business, operations, Property or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole, (c) the registration pursuant to the Food Security Act of 1985, as amended, with the Secretary of State of each State in which are produced any farm products purchased by the Company and which has established a central filing system, as a buyer of farm products produced in such state, and the maintenance of each such registration, (d) compliance with the Packers and Stockyard Act of 1921, as amended, (e) compliance with all applicable rules and regulations promulgated by the United States Department of Agriculture and all similar applicable state rules and regulations, and (f) compliance with all rules and regulations promulgated pursuant to the Occupational Safety and Health Act of 1970, as amended; PROVIDED that the failure of the Company to comply with this Section 7.27 in any instance not directly involving the Agent and the Banks or adversely affecting the Agent's security interest in the Collateral shall not constitute an Event of Default unless such failure would have a material adverse effect on the business, operations, Property or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole.

SECTION 7.28. ENVIRONMENTAL COVENANT.   The  Company  will,  and will cause
each of its Subsidiaries to:

          (a) use and operate all of its facilities and Properties in material compliance with all Environmental Laws, keep all necessary permits, approvals, certificates, licenses and other authorizations relating to environmental matters in effect and remain in material compliance therewith, and handle all hazardous materials in material compliance with all applicable Environmental Laws;

          (b) immediately notify the Agent and provide copies upon receipt of all material written claims, complaints, notices or inquiries relating to the condition of its facilities and Property or compliance with Environmental Laws, and shall promptly cure and have dismissed, to the reasonable satisfaction of the Required Banks, any actions and proceedings relating to compliance with Environmental Laws unless and to the extent that the same are being contested in good faith and by appropriate proceedings diligently conducted and for which adequate reserves in form and amount reasonably satisfactory to the Required Banks have been established, provided that no proceedings to foreclose any lien which is attached as security therefor shall have been commenced unless such foreclosure is stayed by the filing of an appropriate bond in a manner satisfactory to the Required Banks; and

          (c) provide such information and certifications which the Agent may reasonably request from time to time to evidence compliance with this Section 7.28.

SECTION 7.29. NEW   SUBSIDIARIES.   The  Company  will  not,  directly   or
indirectly, create or  acquire  in  any  Fiscal  Year any Subsidiary unless
(a) after giving effect to any such creation or acquisition, the total assets (determined in accordance with generally accepted accounting principles, consistently applied) of all such Subsidiaries would not exceed 5% of the Total Assets of the Company and its Subsidiaries, and (b) all Inventory of such Subsidiaries are pledged to the Agent for the benefit of the Banks pursuant to a security agreement substantially identical to the Security Agreement.

SECTION 7.30. GUARANTY FEES. The Company will not, and it will not permit any Subsidiary to, directly or indirectly, pay to the Guarantor or any other guarantor of any of the Company's indebtedness, obligations and liabilities, any fee or other compensation, but excluding salary, bonus and other compensation for services rendered as an employee (collectively the "GUARANTY FEES") in an aggregate amount in excess of $3,600,000 in any Fiscal Year of the Company. For purposes of this Section 7.30, any Guaranty Fees paid within 45 days after the last day of any Fiscal Year shall be deemed to have been paid during such Fiscal Year.

SECTION 7.31. KEY MAN LIFE INSURANCE. The Company shall continuously maintain a policy of insurance on the life of Mr. Lonnie A. Pilgrim in the amount of $1,500,000.00, of which the Company shall be the beneficiary, such policy to be maintained with a good and responsible insurance company acceptable to the Required Banks.

SECTION 7.32. SALE AND LEASEBACKS. The Company will not, and will not permit any Subsidiary to, enter into any arrangement with any lender or investor providing for the leasing by the Company or any Subsidiary of any real or personal property previously owned by the Company or any Subsidiary, except:

          (a) any such sale and leaseback transaction, PROVIDED that (i) such transactions may be entered into only in the year, or in the year immediately preceding the year, in which net operating losses, credits or other tax benefits would otherwise expire unutilized and the Company delivers on officer's certificate to the Agent to the effect that such expiration of such net operating losses, credits or other tax benefits would occur but for entering into the sale/leaseback transaction; (ii) the Company shall be completely discharged with respect to any Debt of the Company or such Subsidiary assumed by the purchaser/lessor in such sale/leaseback transaction; (iii) the Company shall deliver to the Agent an opinion of counsel that the sale of assets and related lease will be treated as a sale and lease, respectively, for federal income tax purposes; and (iv) the proceeds of such transactions are applied to the payment of Debt; and

          (b) such transactions in which the aggregate consideration received by the Company upon the sale of such property does not exceed $6,000,000 in any Fiscal Year.

SECTION 8.  EVENTS OF DEFAULT AND REMEDIES.

SECTION 8.1.  DEFINITIONS.    Any  one  or  more  of  the  following  shall
constitute an Event of Default:

          (a) Default in the payment when due of any interest on or principal of any Note, Bond Reimbursement Obligation or Reimbursement Obligation, whether at the stated maturity thereof or as required by Section 3.4 hereof or at any other time provided in this Agreement, or of any fee or other amount payable by the Company pursuant to this Agreement;

          (b) Default in the observance or performance of any covenant set forth in Sections 7.4, 7.5, 7.6, 7.15, 7.17, 7.19 and 7.20, inclusive, hereof, or of any provision of any Security Document requiring the maintenance of insurance on the Collateral subject thereto or dealing with the use or remittance of proceeds of such Collateral;

          (c) Default in the observance or performance of any covenant set forth in Sections 7.7, 7.8, 7.9, 7.10, 7.11, 7.12, 7.13,
     7.14, 7.16, 7.18, 7.21, 7.23 and 7.31, inclusive, hereof and such default shall continue for 15 days after written notice thereof to the Company by any Bank;

          (d) Default in the observance or performance of any other covenant, condition, agreement or provision hereof or any of the other Loan Documents and such default shall continue for 30 days after written notice thereof to the Company by any Bank;

          (e) Default shall occur under any evidence of indebtedness in a principal amount exceeding $10,000,000 issued or assumed or guaranteed by the Company, or under any mortgage, agreement or other similar instrument under which the same may be issued or secured and such default shall continue for a period of time sufficient to permit the acceleration of maturity of any indebtedness evidenced thereby or outstanding or secured thereunder;

          (f) Any representation or warranty made by the Company herein or in any Loan Document or in any statement or certificate furnished by it pursuant hereto or thereto, proves untrue in any material respect as of the date made or deemed made pursuant to the terms hereof;

          (g) Any judgment or judgments, writ or writs, or warrant or warrants of attachment, or any similar process or processes in an aggregate amount in excess of $10,000,000 shall be entered or filed against the Company or any Subsidiary or against any of their respective Property or assets and remain unbonded, unstayed and undischarged for a period of 30 days from the date of its entry;

          (h) Any reportable event (as defined in ERISA) which constitutes grounds for the termination of any Plan or for the appointment by the appropriate United States District Court of a trustee to administer or liquidate any such Plan, shall have occurred and such reportable event shall be continuing thirty
     (30) days after written notice to such effect shall have been given to the Company by any Bank; or any such Plan shall be terminated; or a trustee shall be appointed by the appropriate United States District Court to administer any such Plan; or the Pension Benefit Guaranty Corporation shall institute proceedings to administer or terminate any such Plan;

          (i) The Company or any Subsidiary shall (i) have entered involuntarily against it an order for relief under the Bankruptcy Code of 1978, as amended, (ii) admit in writing its inability to pay, or not pay, its debts generally as they become due or suspend payment of its obligations, (iii) make an assignment for the benefit of creditors, (iv) apply for, seek, consent to, or acquiesce in, the appointment of a receiver, custodian, trustee, conservator, liquidator or similar official for it or any substantial part of its property, (v) file a petition seeking relief or institute any proceeding seeking to have entered against it an order for relief under the Bankruptcy Code of 1978, as amended, to adjudicate it insolvent, or seeking dissolution, winding up, liquidation, reorganization, arrangement, marshalling of assets, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors or fail to file an answer or other pleading denying the material allegations of any such proceeding filed against it, or (vi) fail to contest in good faith any appointment or proceeding described in Section 8.1(j) hereof;

          (j) A custodian, receiver, trustee, conservator, liquidator or similar official shall be appointed for the Company, any Subsidiary or any substantial part of its respective Property, or a proceeding described in Section 8.1(i)(v) shall be instituted against the Company or any Subsidiary and such appointment continues undischarged or any such proceeding continues undismissed or unstayed for a period of 90 days;

          (k) The existence of an "EVENT OF DEFAULT" as defined in the Security Agreement;

          (l) Any shares of the capital stock of the Company owned legally or beneficially by the Guarantor or Mr. and/or Mrs. Lonnie A. Pilgrim shall be pledged, assigned or otherwise encumbered for any reason, other than the pledge of up to 2,000,000 shares to secure personal obligations of Mr. and Mrs. Lonnie A. Pilgrim or such other personal obligations incurred by any Person so long as such obligations are not related to the financing of the Company of any of its Subsidiaries;

          (m) the Guarantor shall terminate, breach, repudiate or disavow the Partnership Guaranty or any part thereof, or any event specified in Sections 8.1(i) or (j) shall occur with regard to the Guarantor;

          (n) The occurrence of a Change in Control; or

          (o) The existence of any condition or the occurrence of any event specified as an "Event of Default" under the Reimbursement Agreement.

SECTION 8.2. REMEDIES FOR NON-BANKRUPTCY DEFAULTS. When any Event of Default, other than an Event of Default described in subsections (i) and
(j) of Section 8.1 hereof, has occurred and is continuing, the Agent, if directed by the Required Banks, shall give notice to the Company and take any or all of the following actions: (i) terminate the remaining Revolving Credit Commitments and the Bond L/C Commitment, if any, hereunder on the date (which may be the date thereof) stated in such notice, (ii) declare the principal of and the accrued interest on the Notes, unpaid Bond Reimbursement Obligations and unpaid Reimbursement Obligations to be forthwith due and payable and thereupon the Notes, unpaid Bond Reimbursement Obligations and unpaid Reimbursement Obligations including both principal and interest, shall be and become immediately due and payable without further demand, presentment, protest or notice of any kind, and (iii) proceed to foreclose against any Collateral under any of the Security Documents, take any action or exercise any remedy under any of the Loan Documents or exercise any other action, right, power or remedy permitted by law. Any Bank may exercise the right of set off with regard to any deposit accounts or other accounts maintained by the Company with any of the Banks.

SECTION 8.3. REMEDIES FOR BANKRUPTCY DEFAULTS. When any Event of Default described in subsections (i) or (j) of Section 8.1 hereof has occurred and is continuing, then the Notes, unpaid Bond Reimbursement Obligations and all Reimbursement Obligations shall immediately become due and payable without presentment, demand, protest or notice of any kind, and the obligation of the Banks to extend further credit pursuant to any of the terms hereof shall immediately terminate.

SECTION 8.4. L/Cs. Promptly following the acceleration of the maturity of the Notes pursuant to Section 8.2 or 8.3 hereof, the Company shall immediately pay to the Agent for the benefit of the Banks the full aggregate amount of all outstanding L/Cs and the Bond L/C. The Agent shall hold all such funds and proceeds thereof as additional collateral security for the obligations of the Company to the Banks under the Loan Documents. The amount paid under any of the L/Cs or the Bond L/C for which the Company has not reimbursed the Banks shall bear interest from the date of such payment at the default rate of interest specified in Section 1.3(d) hereof.

SECTION 8.5.  REMEDIES  UNDER  THE  BOND DOCUMENTS.   In  addition  to  the
foregoing, Harris shall have all of the remedies provided to Harris in the Bond Documents upon the occurrence of an Event of Default.

SECTION 9.  CHANGE IN CIRCUMSTANCES REGARDING FIXED RATE LOANS.

SECTION 9.1. CHANGE OF LAW. Notwithstanding any other provisions of this Agreement or any Note to the contrary, if at any time after the date hereof with respect to Fixed Rate Loans, any Bank shall determine in good faith that any change in applicable law or regulation or in the interpretation thereof makes it unlawful for such Bank to make or continue to maintain any Fixed Rate Loan or to give effect to its obligations as contemplated hereby, such Bank shall promptly give notice thereof to the Company to such effect, and such Bank's obligation to make, relend, continue or convert any such affected Fixed Rate Loans under this Agreement shall terminate until it is no longer unlawful for such Bank to make or maintain such affected Loan. The Company shall prepay the outstanding principal amount of any such affected Fixed Rate Loan made to it, together with all interest accrued thereon and all other amounts due and payable to the Banks under
Section 9.4 of this Agreement, on the earlier of the last day of the Interest Period applicable thereto and the first day on which it is illegal for such Bank to have such Loans outstanding; provided, however, the Company may then elect to borrow the principal amount of such affected Loan by means of another type of Loan available hereunder, subject to all of the terms and conditions of this Agreement.

SECTION 9.2. UNAVAILABILITY OF DEPOSITS OR INABILITY TO ASCERTAIN THE ADJUSTED EURODOLLAR RATE OR ADJUSTED CD RATE. Notwithstanding any other provision of this Agreement or any Note to the contrary, if prior to the commencement of any Interest Period any Bank shall determine (i) that deposits in the amount of any Fixed Rate Loan scheduled to be outstanding are not available to it in the relevant market or (ii) by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Adjusted Eurodollar Rate or the Adjusted CD Rate, then such Bank shall promptly give telephonic or telex notice thereof to the Company, the Agent and the other Banks (such notice to be confirmed in writing), and the obligation of the Banks to make, continue or convert any such Fixed Rate Loan in such amount and for such Interest Period shall terminate until deposits in such amount and for the Interest Period selected by the Company shall again be readily available in the relevant market and adequate and reasonable means exist for ascertaining the Adjusted Eurodollar Rate or the Adjusted CD Rate, as the case may be. Upon the giving of such notice, the Company may elect to either (i) pay or prepay, as the case may be, such affected Loan or (ii) reborrow such affected Loan as another type of Loan available hereunder, subject to all terms and conditions of this Agreement.

SECTION 9.3. TAXES AND INCREASED COSTS. With respect to the Fixed Rate Loans, if any Bank shall determine in good faith that any change in any applicable law, treaty, regulation or guideline (including, without limitation, Regulation D of the Board of Governors of the Federal Reserve System) or any new law, treaty, regulation or guideline, or any interpretation of any of the foregoing by any governmental authority charged with the administration thereof or any central bank or other fiscal, monetary or other authority having jurisdiction over such Bank or its lending branch or the Fixed Rate Loans contemplated by this Agreement (whether or not having the force of law) ("CHANGE IN LAW") shall:

          (i) impose, modify or deem applicable any reserve, special deposit or similar requirements against assets held by, or deposits in or for the account of, or Loans by, or any other acquisition of funds or disbursements by, such Bank (other than reserves included in the determination of the Adjusted Eurodollar Rate or the Adjusted CD Rate);

         (ii) subject such Bank, any Fixed Rate Loan or any Note to any tax (including, without limitation, any United States interest equalization tax or similar tax however named applicable to the acquisition or holding of debt obligations and any interest or penalties with respect thereto), duty, charge, stamp tax, fee, deduction or withholding in respect of this Agreement, any Fixed Rate Loan or any Note except such taxes as may be measured by the overall net income of such Bank or its lending branch and imposed by the jurisdiction, or any political subdivision or taxing authority thereof, in which such Bank's principal executive office or its lending branch is located;

        (iii) change the basis of taxation of payments of principal and interest due from the Company to such Bank hereunder or under any Note (other than by a change in taxation of the overall net income of such Bank); or

         (iv) impose on such Bank any penalty with respect to the foregoing or any other condition regarding this Agreement, any Fixed Rate Loan or any Note;

and such Bank shall determine that the result of any of the foregoing is to increase the cost (whether by incurring a cost or adding to a cost) to such Bank of making or maintaining any Fixed Rate Loan hereunder or to reduce the amount of principal or interest received by such Bank, then the Company shall pay to such Bank from time to time as specified by such Bank such additional amounts as such Bank shall reasonably determine are sufficient to compensate and indemnify it for such increased cost or reduced amount. If any Bank makes such a claim for compensation, it shall provide to the Company a certificate setting forth such increased cost or reduced amount as a result of any event mentioned herein specifying such Change in Law, and such certificate shall be conclusive and binding on the Company as to the amount thereof except in the case of manifest error. Upon the imposition of any such cost, the Company may prepay any affected Loan, subject to the provisions of Sections 3.3 and 9.4 hereof.

SECTION 9.4. FUNDING INDEMNITY. (a) In the event any Bank shall incur any loss, cost, expense or premium (including, without limitation, any loss of profit and any loss, cost, expense or premium incurred by reason of the liquidation or re-employment of deposits or other funds acquired by such Bank to fund or maintain any Fixed Rate Loan or the relending or reinvesting of such deposits or amounts paid or prepaid to such Bank) as a result of:

          (i) any payment or prepayment of a Fixed Rate Loan on a date other than the last day of the then applicable Interest Period;

         (ii) any failure by the Company to borrow, continue or convert any Fixed Rate Loan on the date specified in the notice given pursuant to Section 1.7 hereof; or

        (iii) the occurrence of any Event of Default;

then, upon the demand of such Bank, the Company shall pay to such Bank such amount as will reimburse such Bank for such loss, cost or expense.

    (b) If any Bank makes a claim for compensation under this Section 9.4, it shall provide to the Company a certificate setting forth the amount of such loss, cost or expense in reasonable detail and such certificate shall be conclusive and binding on the Company as to the amount thereof except in the case of manifest error.

SECTION 9.5. LENDING BRANCH. Each Bank may, at its option, elect to make, fund or maintain its Eurodollar Loans hereunder at the branch or office specified opposite its signature on the signature page hereof or such other of its branches or offices as such Bank may from time to time elect, subject to the provisions of Section 1.7(b) hereof.

SECTION 9.6. DISCRETION OF BANK AS TO MANNER OF FUNDING. Notwithstanding any provision of this Agreement to the contrary, each Bank shall be entitled to fund and maintain its funding of all or any part of its Loans in any manner it sees fit, it being understood however, that for the purposes of this Agreement all determinations hereunder shall be made as if the Banks had actually funded and maintained each Fixed Rate Loan during each Interest Period for such Loan through the purchase of deposits in the relevant interbank market having a maturity corresponding to such Interest Period and bearing an interest rate equal to the Adjusted Eurodollar Rate or Adjusted CD Rate, as the case may be, for such Interest Period.

SECTION 10. THE AGENT.

SECTION 10.1. APPOINTMENT AND POWERS. Harris Trust and Savings Bank is hereby appointed by the Banks as Agent under the Loan Documents, including but not limited to the Security Agreement, wherein the Agent shall hold a security interest for the benefit of the Banks, solely as the Agent of the Banks, and each of the Banks irrevocably authorizes the Agent to act as the Agent of such Bank. The Agent agrees to act as such upon the express conditions contained in this Agreement.

SECTION 10.2. POWERS. The Agent shall have and may exercise such powers hereunder as are specifically delegated to the Agent by the terms of the Loan Documents, together with such powers as are incidental thereto. The Agent shall have no implied duties to the Banks, nor any obligation to the Banks to take any action under the Loan Documents except any action specifically provided by the Loan Documents to be taken by the Agent.

SECTION 10.3. GENERAL IMMUNITY. Neither the Agent nor any of its directors, officers, agents or employees shall be liable to the Banks or any Bank for any action taken or omitted to be taken by it or them under the Loan Documents or in connection therewith except for its or their own gross negligence or willful misconduct.

SECTION 10.4. NO RESPONSIBILITY FOR LOANS, RECITALS, ETC. The Agent shall not (i) be responsible to the Banks for any recitals, reports, statements, warranties or representations contained in the Loan Documents or furnished pursuant thereto, (ii) be responsible for the payment or collection of or security for any Loans, Bond Reimbursement Obligations or Reimbursement Obligations hereunder except with money actually received by the Agent for such payment, (iii) be bound to ascertain or inquire as to the performance or observance of any of the terms of the Loan Documents, or (iv) be obligated to determine or verify the existence, eligibility or value of any Collateral, or the correctness of any Borrowing Base Certificate or compliance certificate. In addition, neither the Agent nor its counsel shall be responsible to the Banks for the enforceability or validity of any of the Loan Documents or for the existence, creation, attachment, perfection or priority of any security interest in the Collateral.

SECTION 10.5. RIGHT TO INDEMNITY. The Banks hereby indemnify the Agent for any actions taken in accordance with this Section 10, and the Agent shall be fully justified in failing or refusing to take any action hereunder, unless it shall first be indemnified to its satisfaction by the Banks pro rata against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action, other than any liability which may arise out of Agent's gross negligence or willful misconduct.

SECTION 10.6. ACTION UPON INSTRUCTIONS OF BANKS. The Agent agrees, upon the written request of the Required Banks, to take any action of the type specified in the Loan Documents as being within the Agent's rights, duties, powers or discretion. The Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder in accordance with written instructions signed by the Required Banks, and such instructions and any action taken or failure to act pursuant thereto shall be binding on all of the Banks and on all holders of the Notes. In the absence of a request by the Required Banks, the Agent shall have authority, in its sole discretion, to take or not to take any action, unless the Loan Documents specifically require the consent of the Required Banks or all of the Banks.

SECTION 10.7. EMPLOYMENT OF AGENTS AND COUNSEL. The Agent may execute any of its duties as Agent hereunder by or through agents (other than employees) and attorneys-in-fact and shall not be answerable to the Banks, except as to money or securities received by it or its authorized agents, for the default or misconduct of any such agents or attorneys-in-fact selected by it in good faith and with reasonable care. The Agent shall be entitled to advice and opinion of legal counsel concerning all matters pertaining to the duties of the agency hereby created.

SECTION 10.8. RELIANCE ON DOCUMENTS; COUNSEL. The Agent shall be entitled to rely upon any Note, notice, consent, certificate, affidavit, letter, telegram, statement, paper or document believed by it to be genuine and correct and to have been signed or sent by the proper person or persons, and, in respect to legal matters, upon the opinion of legal counsel selected by the Agent.

SECTION 10.9. MAY TREAT PAYEE AS OWNER. The Agent may deem and treat the payee of any Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof shall have been filed with the Agent. Any request, authority or consent of any person, firm or corporation who at the time of making such request or giving such authority or consent is the holder of any such Note shall be conclusive and binding on any subsequent holder, transferee or assignee of such Note or of any Note issued in exchange therefor.

SECTION 10.10. AGENT'S REIMBURSEMENT. Each Bank agrees to reimburse the Agent pro rata in accordance with its Commitment Percentage for any reasonable out-of-pocket expenses (including fees and charges for field audits) not reimbursed by the Company (a) for which the Agent is entitled to reimbursement by the Company under the Loan Documents and (b) for any other reasonable out-of-pocket expenses incurred by the Agent on behalf of the Banks, in connection with the preparation, execution, delivery, administration and enforcement of the Loan Documents and for which the Agent is entitled to reimbursement by the Company and has not been reimbursed.

SECTION 10.11. RIGHTS AS A LENDER. With respect to its commitment, Loans made by it, L/Cs issued by it and the Notes issued to it, Harris shall have the same rights and powers hereunder as any Bank and may exercise the same as though it were not the Agent, and the term "BANK" or "BANKS" shall, unless the context otherwise indicates, include Harris in its individual capacity. Harris and each of the Banks may accept deposits from, lend money to, and generally engage in any kind of banking or trust business with the Company as if it were not the Agent or a Bank hereunder, as the case may be.

SECTION 10.12. BANK CREDIT DECISION. Each Bank acknowledges that it has, independently and without reliance upon the Agent or any other Bank and based on the financial statements referred to in Section 5.3 and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into the Loan Documents. Each Bank also acknowledges that it will, independently and without reliance upon the Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents.

SECTION 10.13. RESIGNATION OF AGENT. Subject to the appointment of a successor Agent, the Agent may resign as Agent for the Banks under this Agreement and the other Loan Documents at any time by sixty days' notice in writing to the Banks. Such resignation shall take effect upon appointment of such successor. The Required Banks shall have the right to appoint a successor Agent who shall be entitled to all of the rights of, and vested with the same powers as, the original Agent under the Loan Documents. In the event a successor Agent shall not have been appointed within the sixty day period following the giving of notice by the Agent, the Agent may appoint its own successor. Resignation by the Agent shall not affect or impair the rights of the Agent under Sections 10.5 and 10.10 hereof with respect to all matters preceding such resignation. Any successor Agent must be a Bank, a national banking association, a bank chartered in any state of the United States or a branch of any foreign bank which is licensed to do business under the laws of any state or the United States.

SECTION 10.14. DURATION OF AGENCY. The agency established by Section 10.1 hereof shall continue, and Sections 10.1 through and including Section
10.14 shall remain in full force and effect, until the Notes and all other amounts due hereunder and thereunder, including without limitation all Bond Reimbursement Obligations or Reimbursement Obligations, shall have been paid in full and the Banks' commitments to extend credit to or for the benefit of the Company shall have terminated or expired.

SECTION 11. MISCELLANEOUS.

SECTION 11.1. AMENDMENTS AND WAIVERS. Any term, covenant, agreement or condition of this Agreement may be amended only by a written amendment executed by the Company, the Required Banks and, if the rights or duties of the Agent are affected thereby, the Agent, or compliance therewith only may be waived (either generally or in a particular instance and either retroactively or prospectively), if the Company shall have obtained the consent in writing of the Required Banks and, if the rights or duties of the Agent are affected thereby, the Agent, provided, however, that without the consent in writing of the holders of all outstanding Notes, unpaid Bond Reimbursement Obligations and unpaid Reimbursement Obligations and the issuer of any L/C or Bond L/C, or all Banks if no Notes or L/Cs or Bond L/Cs are outstanding, no such amendment or waiver shall (i) change the amount or postpone the date of payment of any scheduled payment or required prepayment of principal of the Notes or reduce the rate or extend the time of payment of interest on the Notes, or reduce the amount of principal thereof, or modify any of the provisions of the Notes with respect to the payment or prepayment thereof, (ii) give to any Note any preference over any other Notes, (iii) amend the definition of Required Banks, (iv) alter, modify or amend the provisions of this Section 11.1,
(v)  change  the  amount  or  term  of  any of the Banks' Revolving  Credit
Commitments or the fees required under Section 3.1 hereof, (vi) alter, modify or amend the provisions of Sections 1.9, 6 or 9 of this Agreement,
(vii) alter, modify or amend any Bank's right hereunder to consent to any action, make any request or give any notice, (viii) change the advance rates under the Borrowing Base or the definitions of "ELIGIBLE INVENTORY,"
(ix) release any Collateral under the Security Documents or release or discharge any guarantor of the Company's indebtedness, obligations and liabilities to the Banks, in each case, unless such release or discharge is permitted or contemplated by the Loan Documents, or (x) alter, amend or modify any subordination provisions of any Subordinated Debt. Any such amendment or waiver shall apply equally to all Banks and the holders of the Notes, Bond Reimbursement Obligations and Reimbursement Obligations and shall be binding upon them, upon each future holder of any Note, Bond Reimbursement Obligation and Reimbursement Obligation and upon the Company, whether or not such Note shall have been marked to indicate such amendment or waiver. No such amendment or waiver shall extend to or affect any obligation not expressly amended or waived; and PROVIDED FURTHER, that (x) any amendments of the Reimbursement Agreement or the Bond Documents by Harris shall be subject to the provisions of Section 1.19 of this Agreement, and (y) Sections 1.10 through 1.19, both inclusive, of this Agreement may only be amended, modified or waived with the consent of Harris.

SECTION 11.2. WAIVER OF RIGHTS. No delay or failure on the part of the Agent or any Bank or on the part of the holder or holders of any Note, Bond Reimbursement Obligation or Reimbursement Obligation in the exercise of any power or right shall operate as a waiver thereof, nor as an acquiescence in any Potential Default or Event of Default, nor shall any single or partial exercise of any power or right preclude any other or further exercise thereof, or the exercise of any other power or right, and the rights and remedies hereunder of the Agent, the Banks and of the holder or holders of any Notes are cumulative to, and not exclusive of, any rights or remedies which any of them would otherwise have.

SECTION 11.3. SEVERAL OBLIGATIONS. The commitments of each of the Banks hereunder shall be the several obligations of each Bank and the failure on the part of any one or more of the Banks to perform hereunder shall not affect the obligation of the other Banks hereunder, provided that nothing herein contained shall relieve any Bank from any liability for its failure to so perform. In the event that any one or more of the Banks shall fail to perform its commitment hereunder, all payments thereafter received by the Agent on the principal of Loans, Bond Reimbursement Obligations and Reimbursement Obligations hereunder, whether from any Collateral or otherwise, shall be distributed by the Agent to the Banks making such additional Loans ratably as among them in accordance with the principal amount of additional Loans made by them until such additional Loans shall have been fully paid and satisfied. All payments on account of interest shall be applied as among all the Banks ratably in accordance with the amount of interest owing to each of the Banks as of the date of the receipt of such interest payment.

SECTION 11.4. NON-BUSINESS DAY. (a) If any payment of principal or interest on any Domestic Rate Loan shall fall due on a day which is not a Business Day, interest at the rate such Loan bears for the period prior to maturity shall continue to accrue on such principal from the stated due date thereof to and including the next succeeding Business Day on which the same is payable.

    (b) If any payment of principal or interest on any Eurodollar Loan shall fall due on a day which is not a Banking Day, the payment date thereof shall be extended to the next date which is a Banking Day and the Interest Period for such Loan shall be accordingly extended, unless as a result thereof any payment date would fall in the next calendar month, in which case such payment date shall be the next preceding Banking Day.

SECTION 11.5. SURVIVAL OF INDEMNITIES. All indemnities and all provisions relative to reimbursement to the Banks of amounts sufficient to protect the yield to the Banks with respect to Eurodollar Loans, including, but not limited to, Sections 9.3 and 9.4 hereof, shall survive the termination of this Agreement and the payment of the Notes for a period of one year.

SECTION 11.6. DOCUMENTARY TAXES. Although the Company is of the opinion that no documentary or similar taxes are payable in respect of this Agreement or the Notes, the Company agrees that it will pay such taxes, including interest and penalties, in the event any such taxes are assessed irrespective of when such assessment is made and whether or not any credit is then in use or available hereunder.

SECTION 11.7. REPRESENTATIONS. All representations and warranties made herein or in certificates given pursuant hereto shall survive the execution and delivery of this Agreement and of the Notes, and shall continue in full force and effect with respect to the date as of which they were made and as reaffirmed on the date of each borrowing or request for L/C and as long as any credit is in use or available hereunder.

SECTION 11.8. NOTICES. Unless otherwise expressly provided herein, all communications provided for herein shall be in writing or by telex and shall be deemed to have been given or made when served personally, when an answer back is received in the case of notice by telex or 2 days after the date when deposited in the United States mail (registered, if to the Company) addressed if to the Company to 110 South Texas, Pittsburg, Texas 75686 Attention: Richard A. Cogdill; if to the Agent or Harris at 111 West Monroe Street, Chicago, Illinois 60690, Attention: Agribusiness Division; and if to any of the Banks, at the address for each Bank set forth under its signature hereon; or at such other address as shall be designated by any party hereto in a written notice to each other party pursuant to this
Section 11.8.

SECTION 11.9. COSTS AND EXPENSES; INDEMNITY. The Company agrees to pay on demand all costs and expenses of the Agent, in connection with the negotiation, preparation, execution and delivery of this Agreement, the Notes and the other instruments and documents to be delivered hereunder or in connection with the transactions contemplated hereby, including the fees and expenses of Messrs. Chapman and Cutler, special counsel to the Agent; all costs and expenses of the Agent (including attorneys' fees) incurred in connection with any consents or waivers hereunder or amendments hereto, and all costs and expenses (including attorneys' fees), if any, incurred by the Agent, the Banks or any other holders of a Note or any Bond Reimbursement Obligation or any Reimbursement Obligation in connection with the enforcement of this Agreement or the Notes and the other instruments and documents to be delivered hereunder. The Company agrees to indemnify and save harmless the Banks and the Agent from any and all liabilities, losses, costs and expenses incurred by the Banks or the Agent in connection with any action, suit or proceeding brought against the Agent or any Bank by any Person which arises out of the transactions contemplated or financed hereby or by the Notes, or out of any action or inaction by the Agent or any Bank hereunder or thereunder, except for such thereof as is caused by the gross negligence or willful misconduct of the party indemnified. The provisions of this Section 11.9 shall survive payment of the Notes, Bond Reimbursement Obligations and Reimbursement Obligations and the termination of the Revolving Credit Commitments hereunder.

SECTION 11.10. COUNTERPARTS. This Agreement may be executed in any number of counterparts and all such counterparts taken together shall be deemed to constitute one and the same instrument. One or more of the Banks may execute a separate counterpart of this Agreement which has also been executed by the Company, and this Agreement shall become effective as and when all of the Banks have executed this Agreement or a counterpart thereof and lodged the same with the Agent.

SECTION 11.11. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon each of the Company and the Banks and their respective successors and assigns, and shall inure to the benefit of the Company and each of the Banks and the benefit of their respective successors and assigns, including any subsequent holder of any Note, Bond Reimbursement Obligation or Reimbursement Obligation. The Company may not assign any of its rights or obligations hereunder without the written consent of the Banks.

SECTION 11.12. NO JOINT VENTURE. Nothing contained in this Agreement shall be deemed to create a partnership or joint venture among the parties hereto.

SECTION 11.13. SEVERABILITY. In the event that any term or provision hereof is determined to be unenforceable or illegal, it shall deemed severed herefrom to the extent of the illegality and/or unenforceability and all other provisions hereof shall remain in full force and effect.

SECTION 11.14. TABLE OF CONTENTS AND HEADINGS. The table of contents and section headings in this Agreement are for reference only and shall not affect the construction of any provision hereof.

SECTION 11.15. PARTICIPANTS. Each Bank shall have the right at its own cost to grant participations (to be evidenced by one or more agreements or certificates of participation) in the Loans made, and/or Revolving Credit Commitment and participations in L/Cs, Bond L/Cs, Bond Reimbursement Obligations and Reimbursement Obligations held, by such Bank at any time and from time to time, and to assign its rights under such Loans, participations in L/Cs, Bond L/Cs, Bond Reimbursement Obligations and Reimbursement Obligations or the Notes evidencing such Loans to one or more other Persons; provided that no such participation shall relieve any Bank of any of its obligations under this Agreement, and any agreement pursuant to which such participation or assignment of a Note or the rights thereunder is granted shall provide that the granting Lender shall retain the sole right and responsibility to enforce the obligations of the Company under the Loan Documents, including, without limitation, the right to approve any amendment, modification or waiver of any provision thereof, except that such agreement may provide that such Bank will not agree without the consent of such participant or assignee to any modification, amendment or waiver of this Agreement that would (A) increase any Revolving Credit Commitment of such Lender, or (B) reduce the amount of or postpone the date for payment of any principal of or interest on any Loan, Bond Reimbursement Obligation or Reimbursement Obligation or of any fee payable hereunder in which such participant or assignee has an interest or (C) reduce the interest rate applicable to any Loan or other amount payable in which such participant or assignee has an interest or (D) release any collateral security for or guarantor for any of the Company's indebtedness, obligations and liabilities under the Loan Documents, and provided further that no such assignee or participant shall have any rights under this Agreement except as provided in this Section 11.15, and the Agent shall have no obligation or responsibility to such participant or assignee, except that nothing herein provided is intended to affect the rights of an assignee of a Note to enforce the Note assigned. Any party to which such a participation or assignment has been granted shall have the benefits of
Section 1.10, Section 9.3 and Section 9.4 hereof but shall not be entitled to receive any greater payment under any such Section than the Bank granting such participation or assignment would have been entitled to receive with respect to the rights transferred.

SECTION 11.16. ASSIGNMENT OF COMMITMENTS BY BANK. Each Bank shall have the right at any time, with the prior consent of the Company and the Agent (which consent will not be unreasonably withheld), to sell, assign, transfer or negotiate all or any part of its Revolving Credit Commitment to one or more commercial banks or other financial institutions; provided that such assignment is in an amount of at least $5,000,000 (or, if less than $5,000,000, the amount of its entire Revolving Credit Commitment), provided further that no Bank may so assign more than one-half of its original Revolving Credit Commitment hereunder unless it is assigning all of its interest hereunder, and provided further that any Bank may assign all of its interest hereunder to any of its subsidiaries or affiliates without the Company's or the Agent's consent. Upon any such assignment, and its notification to the Agent, the assignee shall become a Bank hereunder, all Loans and the Revolving Credit Commitment it thereby holds shall be governed by all the terms and conditions hereof, and the Bank granting such assignment shall have its Revolving Credit Commitment and its obligations and rights in connection therewith, reduced by the amount of such assignment. Upon each such assignment the Bank granting such assignment shall pay to the Agent for the Agent's sole account a fee of $2,500.

SECTION 11.17. SHARING OF PAYMENTS. Each Bank agrees with each other Bank that if such Bank shall receive and retain any payment, whether by set-off or application of deposit balances or otherwise ("SET-OFF"), on any Loan, Bond Reimbursement Obligation, Reimbursement Obligation or other amount outstanding under this Agreement in excess of its ratable share of payments on all Loans, Bond Reimbursement Obligations, Reimbursement Obligations and other amounts then outstanding to the Banks, then such Bank shall purchase for cash at face value, but without recourse, ratably from each of the other Banks such amount of the Loans, Bond Reimbursement Obligations and Reimbursement Obligations held by each such other Bank (or interest therein) as shall be necessary to cause such Bank to share such excess payment ratably with all the other Banks; PROVIDED, HOWEVER, that if any such purchase is made by any Bank, and if such excess payment or part thereof is thereafter recovered from such purchasing Bank, the related purchases from the other Banks shall be rescinded ratably and the purchase price restored as to the portion of such excess payment so recovered, but without interest. Each Bank's ratable share of any such Set-Off shall be determined by the proportion that the aggregate principal amount of Loans, Bond Reimbursement Obligations and Reimbursement Obligations then due and payable to such Bank bears to the total aggregate principal amount of Loans, Bond Reimbursement Obligations and Reimbursement Obligations then due and payable to all the Banks.

SECTION 11.18. JURISDICTION; VENUE. THE COMPANY HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS AND OF ANY ILLINOIS COURT SITTING IN CHICAGO FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. THE COMPANY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

SECTION 11.19. LAWFUL RATE. All agreements between the Company, the Agent and each of the Banks, whether now existing or hereafter arising and whether written or oral, are expressly limited so that in no contingency or event whatsoever, whether by reason of demand or acceleration of the maturity of any of the indebtedness hereunder or otherwise, shall the amount contracted for, charged, received, reserved, paid or agreed to be paid to the Agent or each Bank for the use, forbearance, or detention of the funds advanced hereunder or otherwise, or for the performance or payment of any covenant or obligation contained in any document executed in connection herewith (all such documents being hereinafter collectively referred to as the "CREDIT DOCUMENTS"), exceed the highest lawful rate permissible under applicable law (the "HIGHEST LAWFUL RATE"), it being the intent of the Company, the Agent and each of the Banks in the execution hereof and of the Credit Documents to contract in strict accordance with applicable usury laws. If, as a result of any circumstances whatsoever, fulfillment by the Company of any provision hereof or of any of such documents, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by applicable usury law or result in the Agent or any Bank having or being deemed to have contracted for, charged, reserved or received interest (or amounts deemed to be interest) in excess of the maximum, lawful rate or amount of interest allowed by applicable law to be so contracted for, charged, reserved or received by the Agent or such Bank, then, IPSO FACTO, the obligation to be fulfilled by the Company shall be reduced to the limit of such validity, and if, from any such circumstance, the Agent or such Bank shall ever receive interest or anything which might be deemed interest under applicable law which would exceed the Highest Lawful Rate, such amount which would be excessive interest shall be refunded to the Company or, to the extent (i) permitted by applicable law and (ii) such excessive interest does not exceed the unpaid principal balance of the Notes and the amounts owing on other obligations of the Company to the Agent or any Bank under any Loan Document applied to the reduction of the principal amount owing on account of the Notes or the amounts owing on other obligations of the Company to the Agent or any Bank under any Loan Document and not to the payment of interest. All interest paid or agreed to be paid to the Agent or any Bank shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full period of the indebtedness hereunder until payment in full of the principal of the indebtedness hereunder (including the period of any renewal or extension thereof) so that the interest on account of the indebtedness hereunder for such full period shall not exceed the highest amount permitted by applicable law. This paragraph shall control all agreements between the Company, the Agent and the Banks.

SECTION 11.20. GOVERNING LAW. (a) THIS AGREEMENT AND THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE CONSTRUED AND DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS, EXCEPT TO THE EXTENT PROVIDED IN SECTION 11.20(b) HEREOF AND TO THE EXTENT THAT THE FEDERAL LAWS OF THE UNITED STATES OF AMERICA MAY OTHERWISE APPLY.

    (b) NOTWITHSTANDING ANYTHING IN SECTION 11.20(a) HEREOF TO THE CONTRARY, NOTHING IN THIS AGREEMENT, THE NOTES, OR THE OTHER LOAN DOCUMENTS SHALL BE DEEMED TO CONSTITUTE A WAIVER OF ANY RIGHTS WHICH THE COMPANY, THE AGENT OR ANY OF THE BANKS MAY HAVE UNDER THE NATIONAL BANK ACT OR OTHER APPLICABLE FEDERAL LAW.

SECTION 11.21. LIMITATION OF LIABILITY. NO CLAIM MAY BE MADE BY THE COMPANY, ANY SUBSIDIARY OR ANY GUARANTOR AGAINST ANY BANK OR ITS AFFILIATES, DIRECTORS, OFFICERS, EMPLOYEES, ATTORNEYS OR AGENTS FOR ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES IN RESPECT OF ANY BREACH OR WRONGFUL CONDUCT (WHETHER THE CLAIM THEREFOR IS BASED ON CONTRACT, TORT OR DUTY IMPOSED BY LAW) IN CONNECTION WITH, ARISING OUT OF OR IN ANY WAY RELATED TO THE TRANSACTIONS CONTEMPLATED AND RELATIONSHIPS ESTABLISHED BY THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH. THE COMPANY, EACH SUBSIDIARY AND EACH GUARANTOR HEREBY WAIVE, RELEASE AND AGREE NOT TO SUE UPON SUCH CLAIM FOR ANY SUCH DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

SECTION 11.22. NONLIABILITY OF LENDERS. The relationship between the Company and the Banks is, and shall at all times remain, solely that of borrower and lenders, and the Banks and the Agent neither undertake nor assume any responsibility or duty to the Company to review, inspect, supervise, pass judgment upon, or inform the Company of any matter in connection with any phase of the Company's business, operations, or condition, financial or otherwise. The Company shall rely entirely upon its own judgment with respect to such matters, and any review, inspection, supervision, exercise of judgment, or information supplied to the Company by any Bank or the Agent in connection with any such matter is for the protection of the Bank and the Agent, and neither the Company nor any third party is entitled to rely thereon.

SECTION 11.23. NO ORAL AGREEMENTS. THIS WRITTEN AGREEMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS EXECUTED CONTEMPORANEOUSLY HEREWITH, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


     Exhibits A through N, inclusive of the Credit Agreement shall each be amended, and as so amended shall be restated in their entirety to read as set forth in Exhibits A through N hereto, respectively, and Exhibits O and P of the Credit Agreement are deleted.

     The amendments reflected in the above and foregoing Second Amended and Restated Secured Credit Agreement shall not become effective unless and until the following conditions precedent have been satisfied:

    (a) The Company and each of the Banks shall have executed this Second Amended and Restated Secured Credit Agreement (such execution may be in several counterparts and the several parties hereto may execute on separate counterparts).

    (b) Each of the representations and warranties set forth in Section 5 of the Credit Agreement shall be true and correct.

    (c) The Company shall be in full compliance with all of the terms and conditions of the Credit Agreement and no Event of Default or Potential Default shall have occurred and be continuing thereunder or shall result after giving effect to this Second Amended and Restated Secured Credit Agreement.

    (d) All legal matters incident to the execution and delivery hereof and the instruments and documents contemplated hereby shall be satisfactory to the Banks.

    (e) The Agent shall have received (in sufficient counterparts for distribution to each of the Banks) all of the following in a form satisfactory to the Agent, the Banks and their respective counsel:

          (i) a Secured Revolving Credit Note in the form attached hereto as Exhibit A payable to the order of each Bank in the principal amount of its Revolving Credit Commitment;

         (ii) copies (executed or certified as may be appropriate) of all legal documents or proceedings taken in connection with the execution and delivery of this Second Amended and Restated Secured Credit Agreement, and the other instruments and documents contemplated hereby; and

        (iii) an opinion of counsel to the Company substantially in a form as set forth in Exhibit E hereto and satisfactory to the Agent, the Banks and their respective counsel.

    (f) The Agent shall have received for its account and the account of the Banks all fees payable by the Company to the Agent and the Banks in connection with this Second Amended and Restated Secured Credit Agreement.

    (g) The Company shall at the time all other conditions precedent to the effectiveness of the above and foregoing amendments have been satisfied be able to comply with the conditions precedent to borrowing set forth in
Section 6 hereof.

     The Company, by its execution of this Second Amended and Restated Secured Credit Agreement, hereby represents and warrants the following:

          (a)  each  of  the  representations  and warranties set forth  in
     Section 5 of the Credit Agreement is true and correct as of the date hereof, except that the representations and warranties made under
     Section 5.3 shall be deemed to refer to the most recent annual report furnished to the Banks by the Company; and

          (b) the Company is in full compliance with all of the terms and conditions of the Credit Agreement and no Event of Default or Potential Default has occurred and is continuing thereunder.

     The Company agrees to pay all costs and expenses incurred by the Agent and the Banks in connection with the preparation, execution and delivery of this Second Amended and Restated Secured Credit Agreement and the documents and transactions contemplated hereby including the fees and expenses of Messrs. Chapman and Cutler with respect to the foregoing. No reference to this Second Amended and Restated Secured Credit Agreement need be made in any note, security agreement, instrument or other documents making reference to the Credit Agreement, any reference to the Credit Agreement in any of such to be deemed to be a reference to the Credit Agreement as amended and restated hereby. This Second Amended and Restated Secured Credit Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed shall be deemed an original, but all of which to constitute but one and the same instrument.

     The Company has heretofore executed and delivered to the Agent that certain Security Agreement Re: Accounts Receivable, Farm Products and Inventory dated as of May 27, 1993, as amended (the "SECURITY AGREEMENT"), and the Company hereby agrees that notwithstanding the execution and delivery hereof, the Security Agreement shall be and remain in full force and effect and that any rights and remedies of the Agent thereunder, obligations of the Company thereunder and any liens or security interests created or provided for thereunder shall be and remain in full force and effect, shall not be affected, impaired or discharged thereby and shall secure all of the Company's indebtedness, obligations and liabilities to the Agent and the Banks under the Credit Agreement as amended and restated hereby. Nothing herein contained shall in any manner affect or impair the priority of the liens and security interests created and provided for by the Security Agreement as to the indebtedness which would be secured thereby prior to giving effect hereto. Without limiting the foregoing, the Company acknowledges and agrees that all of its indebtedness, obligations and liabilities to the Agent and the Banks pursuant to the Credit Agreement as amended and restated hereby, including without limitation, all principal of and interest on the Revolving Notes (as defined in the Credit Agreement as amended and restated hereby), all Reimbursement Obligations and all Bond Reimbursement Obligations, in each case whether presently existing or hereafter arising, shall constitute "Secured Obligations" as defined in the Security Agreement and shall be secured by, and entitled to all of the benefits of, the liens and security interest created and provided for under the Security Agreement. In furtherance of the foregoing, the Company hereby grants to the Agent for the benefit of the Banks, and hereby agrees that the Agent for the benefit of the Banks shall continue to have a continuing security interest in, all and singular of the Company's farm products, inventory, books and records, documents, accessions and additions to all of the foregoing and all products and proceeds of each of the foregoing, and all proceeds or collection of any of the foregoing and all of the other collateral described or referred to in the granting clauses of the Security Agreement, each and all of which granting clauses are hereby incorporated by reference herein in their entirety. The foregoing grant shall be in addition to and supplemental of and not in substitution for the grant by the Company under the Security Agreement, and shall not affect or impair the lien or priority of the Security Agreement in the collateral subject thereto or the indebtedness secured thereby.

     THIS SECOND AMENDED AND RESTATED SECURED CREDIT AGREEMENT AND THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE CONSTRUED AND DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS, EXCEPT TO THE EXTENT PROVIDED IN THE NEXT PARAGRAPH HEREOF AND TO THE EXTENT THAT THE FEDERAL LAWS OF THE UNITED STATES OF AMERICA MAY OTHERWISE APPLY.

     NOTWITHSTANDING ANYTHING IN THE IMMEDIATELY PRECEDING PARAGRAPH HEREOF TO THE CONTRARY, NOTHING IN THIS SECOND AMENDED AND RESTATED SECURED CREDIT AGREEMENT, THE CREDIT AGREEMENT, THE NOTES, OR THE OTHER LOAN DOCUMENTS SHALL BE DEEMED TO CONSTITUTE A WAIVER OF ANY RIGHTS WHICH THE COMPANY, THE AGENT OR ANY OF THE BANKS MAY HAVE UNDER THE NATIONAL BANK ACT OR OTHER APPLICABLE FEDERAL LAW.

Upon your acceptance hereof in the manner hereinafter set forth, this Agreement shall be a contract between us for the purposes hereinabove set forth.

     Dated as of November 5, 1999.


                                 PILGRIM'S PRIDE CORPORATION
                                         /s/
                                      Richard A. Cogdill

                                 By
                                   Its Chief Financial Officer

     Accepted and Agreed to as of the day and year last above written.

                                 HARRIS TRUST AND SAVINGS BANK individually
                                   and as Agent


                                 By
                                   Its Vice President

                                     Address: 111 West Monroe Street
                                             Chicago, Illinois 60690
                                     Attention: Agribusiness Division

                                 U.S. BANCORP AG CREDIT, INC.


                                 By
                                   Its

                                     Address: 950 Seventeenth Street
                                             Suite 350
                                             Denver, Colorado 80202
                                     Attention:

                                   COBANK, ACB


                                 By
                                   Its

                                     Address: 5500 South Quebec Street
                                             Englewood, Colorado  80111
                                     Attention: Brian Klatt

                                 SUNTRUST BANK, ATLANTA


                                 By
                                   Its

                                     Address: 303 Peachtree Street
                                           Atlanta, Georgia  30308
                                     Attention:  _______________________

                                 CREDIT AGRICOLE INDOSUEZ


                                 By
                                   Its


                                 By
                                   Its

                                     Address: 55 East Monroe Street
                                             Suite 4700
                                             Chicago, Illinois  60603
                                     Attention:

                                 EXHIBIT A


                        Pilgrim's Pride Corporation


                       SECURED REVOLVING CREDIT NOTE


                                                 November 5, 1999

     FOR VALUE RECEIVED, the undersigned, PILGRIM'S PRIDE CORPORATION, a Delaware corporation (the "COMPANY"), promises to pay to the order of ________________ (the "LENDER") on the Termination Date (as defined in the Credit Agreement referred to below), at the principal office of Harris Trust and Savings Bank in Chicago, Illinois, the aggregate unpaid principal amount of all Revolving Credit Loans and Bid Loans made by the Lender to the Company under the Revolving Credit provided for under the Credit Agreement hereinafter mentioned and remaining unpaid on the Termination Date, together with interest on the principal amount of each Revolving Credit Loan and Bid Loan from time to time outstanding hereunder at the rates, and payable in the manner and on the dates specified in said Credit Agreement.

     The Lender shall record on its books or records or on the schedule to this Note which is a part hereof the principal amount of each Revolving Credit Loan and Bid Loan made under the Revolving Credit, whether each Loan is a Domestic Rate Loan or a Eurodollar Loan and, with respect to Fixed Rate Loans, the interest rate and Interest Period applicable thereto, and all payments of principal and interest and the principal balances from time to time outstanding; provided that prior to the transfer of this Note all such amounts shall be recorded on a schedule attached to this Note. The record thereof, whether shown on such books or records or on the schedule to this Note, shall be PRIMA FACIE evidence as to all such amounts; provided, however, that the failure of the Lender to record or any mistake in recording any of the foregoing shall not limit or otherwise affect the obligation of the Company to repay all Revolving Credit Loans and Bid Loans made under the Credit Agreement, together with accrued interest thereon.

     This Note is one of the Revolving Notes referred to in and issued under that certain Second Amended and Restated Secured Credit Agreement dated as of November 5, 1999, among the Company, Harris Trust and Savings Bank, as Agent, and the banks named therein, as amended from time to time (the "CREDIT AGREEMENT"), and this Note and the holder hereof are entitled to all of the benefits and security provided for thereby or referred to therein, including without limitation the collateral security provided pursuant to the Security Agreement (as defined in the Credit Agreement), to which Credit Agreement and Security Agreement reference is hereby made for a statement thereof and a statement of the terms and conditions upon which the Agent may exercise rights with respect to such collateral. All defined terms used in this Note, except terms otherwise defined herein, shall have the same meaning as such terms have in said Credit Agreement.

     Prepayments may be made on any Revolving Credit Loan evidenced hereby and this Note (and the Revolving Credit Loans evidenced hereby) may be declared due prior to the expressed maturity thereof, all in the events, on the terms and in the manner as provided for in said Credit Agreement and the Security Agreement.

     All agreements between the Company, the Agent (as defined in the Credit Agreement) and each of the Banks (as defined in the Credit Agreement), whether now existing or hereafter arising and whether written or oral, are expressly limited so that in no contingency or event whatsoever, whether by reason of demand or acceleration of the maturity of any of the indebtedness hereunder or otherwise, shall the amount contracted for, charged, received, reserved, paid or agreed to be paid to the Agent or each Bank for the use, forbearance, or detention of the funds advanced hereunder or otherwise, or for the performance or payment of any covenant or obligation contained in any document executed in connection herewith (all such documents being hereinafter collectively referred to as the "CREDIT DOCUMENTS"), exceed the highest lawful rate permissible under applicable law (the "HIGHEST LAWFUL RATE"), it being the intent of the Company, the Agent and each of the Banks in the execution hereof and of the Credit Documents to contract in strict accordance with applicable usury laws. If, as a result of any circumstances whatsoever, fulfillment by the Company of any provision hereof or of any of such documents, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by applicable usury law or result in the Agent or any Bank having or being deemed to have contracted for, charged, reserved or received interest (or amounts deemed to be interest) in excess of the maximum, lawful rate or amount of interest allowed by applicable law to be so contracted for, charged, reserved or received by the Agent or such Bank, then, IPSO FACTO, the obligation to be fulfilled by the Company shall be reduced to the limit of such validity, and if, from any such circumstance, the Agent or such Bank shall ever receive interest or anything which might be deemed interest under applicable law which would exceed the Highest Lawful Rate, such amount which would be excessive interest shall be refunded to the Company or, to the extent (i) permitted by applicable law and (ii) such excessive interest does not exceed the unpaid principal balance of the Notes (as defined in the Credit Agreement) and the amounts owing on other obligations of the Company to the Agent or any Bank under any Loan Document (as defined in the Credit Agreement) applied to the reduction of the principal amount owing on account of the Notes or the amounts owing on other obligations of the Company to the Agent or any Bank under any Loan Document and not to the payment of interest. All interest paid or agreed to be paid to the Agent or any Bank shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full period of the indebtedness hereunder until payment in full of the principal of the indebtedness hereunder (including the period of any renewal or extension thereof) so that the interest on account of the indebtedness hereunder for such full period shall not exceed the highest amount permitted by applicable law. This paragraph shall control all agreements between the Company, the Agent and the Banks.

     The  undersigned   hereby  expressly  waives  diligence,  presentment,
demand, protest, notice of protest, notice of intent to accelerate, notice of acceleration, and notice of any other kind.

     IT IS AGREED THAT THIS NOTE AND THE RIGHTS AND REMEDIES OF THE HOLDER HEREOF SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS, PROVIDED, HOWEVER, THAT NOTHING IN THIS NOTE SHALL BE DEEMED TO CONSTITUTE A WAIVER OF ANY RIGHTS WHICH THE COMPANY, THE AGENT OR ANY OF THE BANKS MAY HAVE UNDER THE NATIONAL BANK ACT OR OTHER APPLICABLE FEDERAL LAW.

                                 PILGRIM'S PRIDE CORPORATION


                                 By
                                   Its Chief Financial Officer

                                 EXHIBIT B

                               L/C AGREEMENT

                                 EXHIBIT C

                         ENVIRONMENTAL DISCLOSURE

     1.

                                 EXHIBIT D

                              PERMITTED LIENS



LIEN DATE                 LIEN HOLDER                          COLLATERAL

EXHIBIT E

LEGAL OPINION


(To Be Retyped On Letterhead Of Counsel
And Dated As Of Date Of Closing)

                                 EXHIBIT F


                        Pilgrim's Pride Corporation

                          COMPLIANCE CERTIFICATE

     This Compliance Certificate is furnished to Harris Trust and Savings Bank, as agent (the "AGENT"), pursuant to that certain Second Amended and Restated Secured Credit Agreement dated as of November 5, 1999 by and among Pilgrim's Pride Corporation (the "COMPANY"), Harris Trust and Savings Bank and the other Banks parties thereto (the "AGREEMENT"). Unless otherwise defined herein, the terms used in this Compliance Certificate have the meanings ascribed thereto in the Agreement.

     THE UNDERSIGNED HEREBY CERTIFIES THAT:

     1.  I am the duly elected _____________________________________ of the
Company;

     2. I have reviewed the terms of the Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of the Company during the accounting period covered by the attached financial statements;

     3. The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes a Potential Default or Event of Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate, except as set forth below; and

     4.  If attached financial statements  are  being furnished pursuant to
Section 7.4(a) or (b) of the Agreement, Schedule I attached hereto sets forth financial data and computations, evidencing the Company's compliance with certain covenants of the Agreement, all of which data and computations are true, complete and correct.

     Described below are the exceptions, if any, to paragraph 3 by listing, in detail, the nature of the condition or event, the period during which it has existed and the action which the Company has taken, is taking or proposes to take with respect to each such condition or event:

          _______________________________________________________

          _______________________________________________________

     The foregoing certifications, together with the computations set forth in Schedule I hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered this ________ day of ______________________, 19___.

                                 PILGRIM'S PRIDE CORPORATION



                                 By
                                   Its

                                SCHEDULE I
                         TO COMPLIANCE CERTIFICATE
                        PILGRIM'S PRIDE CORPORATION

      Compliance Calculations for Second Amended and Restated Secured
               Credit Agreement Dated as of November 5, 1999

SECTION 7.8    LEVERAGE RATIO

    (a)   Funded Debt ..................................$________

    (b)   Funded Debt ..................................$________

          Net Worth ....................................$________

                         TOTAL..........................$________

                                   (a)/(b)..............________*

*Required to not exceed 0.625 to 1.

Compliance                     Yes_______   No________

SECTION 7.9    TANGIBLE NET WORTH

    (a)   Net Worth ....................................$________

    (b)   Intangible Assets ............................$________

                                   (a) - (b)............________*

    Tangible Net Worth .................................$_______*

*Required to be no less than $___________ during this compliance period.

Compliance                     Yes_______   No________

SECTION 7.10   CURRENT RATIO

    (a)   Current Assets ...............................$________

    (b)   Current Liabilities ..........................$________

                                   (a)/(b)..............________*

*Required to be no less than ____ to 1 during this compliance period.

Compliance                     Yes_______   No________

SECTION 7.11   NET TANGIBLE ASSETS TO TOTAL LIABILITIES

    (a)   Net Tangible Assets ..........................$________

    (b)   Total Liabilities.............................$________

                                   (a)/(b)..............________*

*Required to be no less than 1.3 to 1.

Compliance                     Yes_______   No________

SECTION 7.12   FIXED CHARGE COVERAGE RATIO

    (a)   EBITDA .......................................$________

    (b)   Operating Leases (determined in accordance
          with generally accepted accounting principles,
          consistently applied).........................$________

    (c)   (a) + (b).....................................$________

    (d)   Interest Expense..............................$________

    (e)   Current Maturities of Long Term Debt..........$________

    (f)   Non-Cancellable Operating Lease Payments......$________

    (g)   Capital Lease Payments (determined in accordance
          with generally accepted accounting principles,
          consistently applied).........................$________

    (h)   (d) + (e) + (f) + (g).........................$________
                              (c)/(h) $________*

    *   Required to be no less than 1.5 to 1.

Compliance                     Yes_______   No________

SECTION 7.13   MINIMUM NET WORKING CAPITAL

    (a)   Current Assets ...............................$________

    (b)   Current Liabilities ..........................$________

                                   (a)-(b)..............________*

*Required to be no less than __________________________ during this compliance period.

Compliance                     Yes_______   No________

                                 EXHIBIT G


                        Pilgrim's Pride Corporation


                        BORROWING BASE CERTIFICATE
                        as of _____________________
                             ($000's omitted)

     This Borrowing Base Certificate is furnished to Harris Trust and Savings Bank, as agent (the "AGENT"), pursuant to that certain Second Amended and Restated Secured Credit Agreement dated as of November 5, 1999, as amended, by and among Pilgrim's Pride Corporation (the "COMPANY"), Harris Trust and Savings Bank and the other Bank parties thereto (the "AGREEMENT"). Unless otherwise defined herein, the terms used in this Borrowing Base Certificate have the meanings ascribed thereto in the Agreement.

     THE UNDERSIGNED HEREBY CERTIFIES THAT:

           1. I am the duly elected Chief Financial Officer of the Company.

           2. I have reviewed the terms of the Agreement and I have made, or have caused to be made under my supervision, the attached computation of the Borrowing Base as defined in Section 4.1 of the Agreement.

           3. No change of name, corporate identity or address of the chief executive office of the Company has occurred.

           4. I have reviewed the terms of the Agreement and, pursuant to such review, I have no knowledge of the existence of any condition or event which would constitute a Potential Default or Event of Default, except as set forth below (detailing the nature of the condition or event, the period during which it has existed and the action which the Company has taken, is taking or proposes to take with respect to each such condition or event):

          _________________________________________________________________
     _________________________________________________________________
     _________________________________________________________________
     _________________________________________________________________

           5. The information above and any attached exhibits do not contain any untrue statement of material fact or omit a material fact, either individually or in aggregate, that would make the information or any attached exhibits misleading.

                                 PILGRIM'S PRIDE CORPORATION




                                 By
                                   Its

                        SUMMARY OF COLLATERAL POOL
                      Dated as of ___________, 199__


                                              INVENTORY               ADVANCE
                                    UNITS       VALUE                  VALUE
  1.)
            Live Broilers       __________  $_________           $__________
  2.)       Breeder Hens        __________  $_________           $__________
  3.)       Breeder Pullets     __________  $_________           $__________
  4.)       Commercial Hens     __________  $_________           $__________
  5.)       Commercial Pullets  __________  $_________           $__________
  6.)       Grain Feed (Field)  __________  $_________           $__________
  7.)       Eggs (Hatching/
            In Transit)         __________  $_________           $__________
  8.)       Dressed Broilers    __________  $_________           $__________
  9.)       Prepared Foods      __________  $_________           $__________
 10.)       Eggs (Commercial)   __________  $_________           $__________
 11.)       Grain (Feedmills)   __________  $_________           $__________
 12.)       Branch Inventory
            of Packaged Items               $_________           $__________
 13.)       Packaging, Vaccines,
            Supplies                        $_________           $__________

            SUBTOTAL(lines 1-13)__________  $_________           $__________
 14.)       Less Grower Payables Greater                        ($__________)
                than 15 days
 15.)       Less Bond L/C Exposure                              ($__________)

            TOTAL COLLATERAL POOL           $_________           $__________

            Less O/S Indebtedness
            as of:               _________                       $__________

         TOTAL AVAILABLE CREDIT:                                 $__________

COLLATERAL VALUE COMPUTATIONS
Dated as of __________, 199__
COLLATERAL POOL:

                              GROSS VALUE COMPUTATION         ADVANCE VALUE
1)  Live Broiler Value:
      Number of Head                  __________ Head

      (-) Death/Reject Rate (4%)      __________ Head

      (x) Avg. Weight per Bird (2     __________ Lbs.
                 Lbs.)

      (x) _______   _______ cents/lb.

            as of ___________         __________ x 65%        ____________

2)  Breeder Hen Value:
      Number of Head                   __________ Head

      (x) Loan Value @ $1.50/bird      ________ @ 100%         ____________

3)  Breeder Pullet Value:
      Number of Head                   __________ Head

      (x) Loan Value @ $1.00/bird      ________ @ 100%         ____________

4)  Commercial Hen Value:
      Number of Head                   __________ Head

      (x) Loan Value @  $0.70/bird     ________ @ 100%         ____________

5)  Commercial Pullet Value:
      Number of Head                   __________ Head

      (x) Loan Value @ $0.40/bird      ________ @ 100%         ____________

6)  Grain Feed Value (Field):
      Number of Head (NET)             __________ Head

      (x) 0.75 Lbs/day (/) 2,000       __________ Tons

      (x) Feed Cost/Ton ____________  __________ x 65%        ____________

7)  Eggs (Hatching & In Transit):
      Number of Dozens                __________ Dozen

      (x)          $1.25/Doz           ________ @ 100%         ____________

8)  Dressed Broilers (All Locations):
      Number of pounds                  __________ Lbs

      (x) Price/Lb. computed_________  __________ x 65%        ____________

9)  Prepared Foods (All Locations)
      Number of pounds                 ___________ Lbs.

      (x) Price/Lb. computed_________  __________ x 65%        ____________

10) Eggs (Commercial)
      Number of Dozens                 __________ Dozen

      (x)          ____________/dozen  __________ x 65%        ____________

11) Grain Value (Feedmills):

    Corn:      ______ x ______         __________ x 65%        ____________
                       Cost/Ton

    Soybean Meal: ______ x ______      __________ x 65%        ____________
                          Cost/Ton

    Feed Supplements: ______ x ______   __________ x 65%        ____________
                              Cost/Ton

    Finished Feeds: ______ x ______     __________ x 65%        ____________
                             Cost/Ton

    Total Tons:       ______            __________ x 65%        ____________

12)  Branch Inventory of Packaged Items
       (@ Cost)                         __________ x 65%        ____________

13)  Packaging, Vaccines, Supplies
                (@ Cost)                __________ x 40%        ____________

Total Collateral Pool                   __________              ____________


                                   EXHIBIT H

                          PILGRIM'S PRIDE CORPORATION
                          SUBSIDIARIES AND AFFILIATES

                                   EXHIBIT I

                             INTENTIONALLY OMITTED

                                   EXHIBIT J

                                LABOR DISPUTES

                                   EXHIBIT K

                             EXISTING INVESTMENTS

                                   EXHIBIT L

                     COMPETITIVE BID REQUEST CONFIRMATION

[Date]

Harris Trust and Savings Bank as Agent for the Banks parties to the Second
  Amended and Restated Secured Credit Agreement referred to below

Attention:

Ladies and Gentlemen:

     The undersigned, PILGRIM'S PRIDE CORPORATION (the "COMPANY") refers to the Second Amended and Restated Secured Credit Agreement dated as of November 5, 1999 (the "CREDIT AGREEMENT"), among the Company, the Banks named therein and Harris Trust and Savings Bank, as Agent for the Banks. Capitalized terms used herein and not defined shall have the meanings assigned to such terms in the Credit Agreement. The Company hereby confirms that it has, on the date hereof, given you notice pursuant to Section 2.2 of the Credit Agreement that it requests a Bid Loan under the Credit Agreement, and in that connection sets forth below the terms on which such Bid Loan is requested to be made:

          (A) Date of Bid Loans {1}

          (B) Aggregate Principal Amount of Bid Loan {2}

          (C) Interest Periods{3}

     Upon acceptance of any or all of the Bid Loans offered by Banks in response to this request, the Company shall be deemed to affirm as of such date the representations and warranties made in the Credit Agreement to the extent specified in Section 6 thereof.

                                 Very truly yours,

                                 PILGRIM'S PRIDE CORPORATION

                                 By
                                   Its


**FOOTNOTES**

{1}  The Competitive Bid Request Confirmation  must  be  received on a Business
      Day by the Agent not later than 11:30 A.M., Chicago time, one Business Day before the date of the proposed Bid Loan (which must be a Business
      Day).


{2}  Not less than $3,000,000 and in integral multiples of $1,000,000.


{3} Which shall be no more than 180 days or less than 7 days and shall end not later than the Termination Date.

                                   EXHIBIT M

               CONFIRMATION OF NOTICE OF COMPETITIVE BID REQUEST

[Name of Bank]                                            [Date]
[Address]

Attention:

Ladies and Gentlemen:

     Reference is made to the Second Amended and Restated Secured Credit Agreement, dated as of November 5, 1999 (the "CREDIT AGREEMENT") among PILGRIM'S PRIDE CORPORATION (the "COMPANY"), the Banks named therein and Harris Trust and Savings Bank, as Agent for the Banks. Capitalized terms used herein and not defined shall have the meanings assigned to such terms in the Credit Agreement. The Company made a Competitive Bid Request on _____________, 19__ pursuant to Section 2.2 of the Credit Agreement, and in that connection you are
invited to submit a Competitive Bid by    [DATE]   .{4}

        Your Competitive Bid must comply with Section 2.3 of the Credit Agreement and the terms set forth below on which the Competitive Bid Request was made.

    (A)  Date of Bid Loan               ___________

    (B)  Aggregate principal amount
            of Bid Loan                                ___________

    (C)  Interest Periods ___________

                                 Very truly yours,

                                 HARRIS TRUST AND SAVINGS BANK, as Agent for
                                   the Banks



                                 By
                                   Its


**FOOTNOTES**

{4} The Competitive Bid must be received by the Agent not later than 8:45 A.M., Chicago time, on the proposed Borrowing Date.

                                   EXHIBIT N

                        CONFIRMATION OF COMPETITIVE BID

[Date]

Harris Trust and Savings Bank,
  as Agent for the Banks
  parties to the Second Amended and
  Restated Secured Credit Agreement
  referred to below

Attention:

Ladies and Gentlemen:

     The undersigned, [NAME OF BANK], refers to the Second Amended and Restated Secured Credit Agreement dated as of November 5, 1999 (the "CREDIT AGREEMENT") among PILGRIM'S PRIDE CORPORATION (the "COMPANY"), the Banks named therein and Harris Trust and Savings Bank, as Agent for the Banks. Capitalized terms used herein and not defined shall have the meanings assigned to such terms in the Credit Agreement. The undersigned hereby confirms that on the date hereof it has made a Competitive Bid pursuant to Section 2.3 of the Credit Agreement, in
response to  the  Competitive  Bid Request made by the Company on             ,
19 , and in that connection sets forth below the terms on which such Competitive Bid is made:

     Date of Borrowing:                     {5}

PRINCIPAL  AMOUNT{6}                   INTEREST  PERIOD{7}   YIELD{8}
                                   Very truly yours,

                                 ______________________________________

                                 By
                                   Its


**FOOTNOTES**

{5}  As specified  in  the  related  Confirmation of Notice of  Competitive Bid
Request.


{6} Principal amount bid for each Interest Period may not exceed the principal amount requested by the Company. Bids must be made in a minimum amount of $3,000,000 and in integral multiples of $1,000,000.


{7}  Up to 180 days and not less than 30 days, as specified in the related
      Confirmation of Notice of Competitive Bid Request.


{8} Specify rate of interest per annum computed on the basis of a year of 360 days and actual days elapsed.